Exhibit 4.10

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                                     FORM OF



                           PURCHASE CONTRACT AGREEMENT



                                     BETWEEN



                            OHIO CASUALTY CORPORATION



                                       AND



                                       [ ]



                           AS PURCHASE CONTRACT AGENT



                               DATED AS OF [DATE]





================================================================================

                             Reconciliation and Tie
                           between Trust Indenture Act
                          of 1939 and Purchase Contract
                          Agreement dated as of [DATE]

Section of                                              Section of
Trust Indenture Act                                     Purchase Contract
of 1939, as amended                                     Agreement

310(a) ............................................     7.8
310(b).............................................     7.9(g),11.8
310(c).............................................     Inapplicable
311(a).............................................     11.2(b)
311(b).............................................     11.2(b)
311(c).............................................     Inapplicable
312(a).............................................     11.2(a)
312(b).............................................     11.2(b)
313................................................     11.3
314(a).............................................     11.4
314(b).............................................     Inapplicable
314(c).............................................     11.5
314(d).............................................     Inapplicable
314(e).............................................     1.2,1.3,11.5
314(f).............................................     11.1
315(a).............................................     7.1(a)
315(b).............................................     7.2
315(c).............................................     7.1(e)
315(d).............................................     7.1(b)
316(a).............................................     11.6
316(b).............................................     6.1
316(c).............................................     11.2
317(a).............................................     Inapplicable
317(b).............................................     Inapplicable
318(a).............................................     11.1(b)
318(b).............................................     11.1
318(c).............................................     11.1(a)

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Purchase Contract Agreement.

                                TABLE OF CONTENTS

                                                                                                      Page
ARTICLE I Definitions and Other Provisions of General Applications.......................................1
   Section 1.1      Definitions..........................................................................1
   Section 1.2      Compliance Certificates and Opinions................................................14
   Section 1.3      Form of Documents Delivered to Purchase Contract Agent..............................15
   Section 1.4      Acts of Holders; Record Dates.......................................................15
   Section 1.5      Notices.............................................................................17
   Section 1.6      Notice to Holders; Waiver...........................................................18
   Section 1.7      Effect of Headings and Table of Contents............................................18
   Section 1.8      Successors and Assigns..............................................................18
   Section 1.9      Severability........................................................................18
   Section 1.10     Benefits of Agreement...............................................................19
   Section 1.11     Governing Law; Jurisdiction and Venue...............................................19
   Section 1.12     Legal Holidays......................................................................19
   Section 1.13     Counterparts........................................................................20
   Section 1.14     Inspection of Agreement.............................................................20
ARTICLE II Certificate Forms............................................................................20
   Section 2.1      Forms of Certificates Generally.....................................................20
   Section 2.2      Form of Purchase Contract Agent's Certificate of Authentication.....................21
ARTICLE III The Units...................................................................................21
   Section 3.1      Amount; Form and Denominations......................................................21
   Section 3.2      Rights and Obligations Evidenced by the Certificates................................22
   Section 3.3      Execution, Authentication, Delivery and Dating......................................23
   Section 3.4      Temporary Certificates..............................................................23
   Section 3.5      Registration; Registration of Transfer and Exchange.................................24
   Section 3.6      Book-Entry Interests................................................................25
   Section 3.7      Notices to Holders..................................................................26
   Section 3.8      Appointment of Successor Depositary.................................................26
   Section 3.9      Definitive Certificates.............................................................26
   Section 3.10     Mutilated, Destroyed, Lost and Stolen Certificates..................................27
   Section 3.11     Persons Deemed Owners...............................................................28
   Section 3.12     Cancellation........................................................................29
   Section 3.13     Creation of Treasury Units by Substitution of Treasury Securities...................29
   Section 3.14     Recreation of Corporate Units.......................................................31
   Section 3.15     Transfer of Collateral upon Occurrence of Termination Event.........................32
   Section 3.16     No Consent to Assumption............................................................33
ARTICLE IV The Debt Securities..........................................................................33
   Section 4.1      Interest Payments; Rights to Interest Preserved.....................................33
   Section 4.2      Interest Rate Reset.................................................................35
   Section 4.3      Notice and Voting...................................................................35
ARTICLE V The Purchase Contracts; The Remarketing.......................................................36
   Section 5.1      Purchase of Shares of Common Stock..................................................36
   Section 5.2      Purchase Contract Adjustment Payments...............................................38
   Section 5.3      Payment of Purchase Price; Remarketing..............................................40
   Section 5.4      Issuance of Shares of Common Stock..................................................45
   Section 5.5      Adjustment of Settlement Rate and Early Settlement Rate.............................46
   Section 5.6      Notice of Adjustments and Certain Other Events......................................54
   Section 5.7      Termination Event; Notice...........................................................55
   Section 5.8      Cash Settlement.....................................................................55
   Section 5.9      Early Settlement....................................................................58
   Section 5.10     Early Settlement Upon Merger........................................................60
   Section 5.11     Optional Remarketing................................................................62
   Section 5.12     No Fractional Shares................................................................63
   Section 5.13     Charges and Taxes...................................................................63
ARTICLE VI Remedies.....................................................................................63
   Section 6.1      Unconditional Right of Holders to Receive Purchase Contract Adjustment Payments and
                    to Purchase Shares of Common Stock..................................................63

   Section 6.2      Restoration of Rights and Remedies..................................................64
   Section 6.3      Rights and Remedies Cumulative......................................................64
   Section 6.4      Delay or Omission Not Waiver........................................................64
   Section 6.5      Undertaking for Costs...............................................................64
   Section 6.6      Waiver of Stay or Extension Laws....................................................65
ARTICLE VII The Purchase Contract Agent.................................................................65
   Section 7.1      Certain Duties and Responsibilities.................................................65
   Section 7.2      Notice of Default...................................................................66
   Section 7.3      Certain Rights of Purchase Contract Agent...........................................66
   Section 7.4      Not Responsible for Recitals or Issuance of Units...................................68
   Section 7.5      May Hold Units......................................................................69
   Section 7.6      Money Held in Custody...............................................................69
   Section 7.7      Compensation and Reimbursement......................................................69
   Section 7.8      Corporate Purchase Contract Agent Required; Eligibility.............................70
   Section 7.9      Resignation and Removal; Appointment of Successor...................................70
   Section 7.10     Acceptance of Appointment by Successor..............................................71
   Section 7.11     Merger, Conversion, Consolidation or Succession to Business.........................72
   Section 7.12     Preservation of Information; Communications to Holders..............................72
   Section 7.13     No Obligations of Purchase Contract Agent...........................................73
   Section 7.14     Tax Compliance......................................................................73
ARTICLE VIII Supplemental Agreements....................................................................74
   Section 8.1      Supplemental Agreements Without Consent of Holders..................................74
   Section 8.2      Supplemental Agreements With Consent of Holders.....................................74
   Section 8.3      Execution of Supplemental Agreements................................................75
   Section 8.4      Effect of Supplemental Agreements...................................................76
   Section 8.5      Reference to Supplemental Agreements................................................76
ARTICLE IX Merger, Consolidation Sale or Conveyance.....................................................76
   Section 9.1      When Company May Merge, Etc.........................................................76
   Section 9.2      Successor Corporation Substituted...................................................77
   Section 9.3      Limitation..........................................................................77
ARTICLE X Covenants.....................................................................................77
   Section 10.1     Performance Under Purchase Contracts................................................78
   Section 10.2     Maintenance of Office or Agency.....................................................78
   Section 10.3     Company to Reserve Common Stock.....................................................78
   Section 10.4     Covenants as to Common Stock........................................................79
   Section 10.5     Statements of Officers of the Company as to Default.................................79
ARTICLE XI..............................................................................................79
   Section 11.1     Trust Indenture Act.................................................................79
   Section 11.2     List of Holders of Securities.......................................................79
   Section 11.3     Reports by the Purchase Contract Agent..............................................80
   Section 11.4     Periodic Reports to Purchase Contract Agent.........................................80
   Section 11.5     Evidence of Compliance with Conditions Precedent....................................80
   Section 11.6     Defaults; Waiver....................................................................80
   Section 11.7     Purchase Contract Agent's Knowledge of Defaults.....................................81
   Section 11.8     Conflicting Interests...............................................................81
   Section 11.9     Direction of Purchase Contract Agent................................................81

                   FORM OF FACE OF CORPORATE UNIT CERTIFICATE

                                  ABBREVIATIONS

             NOTICE FROM HOLDER TO PURCHASE CONTRACT AGENT (Election
        for Creation of Treasury Units or Recreation of Corporate Units)
                             INSTRUCTION FROM HOLDER
                           TO PURCHASE CONTRACT AGENT


            NOTICE FROM PURCHASE CONTRACT AGENT TO HOLDERS (Transfer
              of Collateral upon Occurrence of a Termination Event)
                            NOTICE TO SETTLE BY CASH

                                    EXHIBITS

EXHIBIT A            Form of Face of Corporate Unit Certificate....................................      A-1
EXHIBIT B            Form of Face of Treasury Unit Certificate ....................................      B-1
EXHIBIT C            Notice from Holder to Purchase Contract Agent
                     (Election for Creation of Treasury Units or Recreation of
                     Corporate Units) .............................................................      C-1
EXHIBIT D            Instruction From Holder to Purchase Contract Agent
                     (Creation of Treasury Units or Recreation of Corporate Units) ................      D-1
EXHIBIT E            Notice from Purchase Contract Agent to Holders
                     (Transfer of Collateral upon Occurrence of a
                     Termination Event)............................................................      E-1
EXHIBIT F            Notice to Settle by Cash......................................................      F-1
EXHIBIT G            Notice from Purchase Contract Agent to
                     Remarketing Agent, Collateral Agent, Trustee and
                     the Company (Initial, Subsequent or Final Remarketing)........................      G-1

                  PURCHASE CONTRACT AGREEMENT, dated as of [DATE], between OHIO
CASUALTY CORPORATION, an Ohio corporation (the "Company"), and [         . ],
acting as purchase contract agent for the Holders of Units from time to time (the "Purchase Contract Agent").

                                    RECITALS

                  The Company has duly authorized the execution and delivery of this Agreement and the Certificates evidencing the Units.

                  All things necessary to make the Purchase Contracts, when the Certificates are executed by the Company, authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent, as provided in this Agreement, the valid obligations of the Company, and to constitute this Agreement a valid agreement of the Company, in accordance with its terms, have been done.

                  For and in consideration of the premises and the purchase of the Units by the Holders thereof, it is mutually agreed as follows:

                                   ARTICLE I

                        Definitions and Other Provisions
                             of General Applications

Section 1.1       Definitions.

                  For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neuter genders;

(b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

(c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Exhibit or other subdivision;

(d) the following terms have the meanings given to them in this Section 1.1(d):

                  "Act," when used with respect to any Holder, has the meaning specified in Section 1.4.

                  "Adjusted Purchase Contract Adjustment Payment Rate" means, with respect to any Reset Transaction, the rate per annum that is the arithmetic average of the rates quoted by two Reference Dealers selected by the Company as the rate at which Purchase Contract Adjustment Payments should accrue so that the fair closing price, expressed in dollars, of a Corporate Unit immediately after the later of (i) public announcement of such Reset Transaction or (ii) public announcement of a change in dividend policy in connection with such Reset Transaction will equal the average Trading Price of a Corporate Unit for the 20 Trading Days immediately preceding the date of public announcement of such Reset Transaction; provided that the Adjusted Purchase Contract Adjustment Payment Rate shall not be less than ____% per annum.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Affiliated Person" with respect to any specified Person means any other Person that is an Affiliate of such specified Person.

                  "Agreement" means this Purchase Contract Agreement as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof.

                  "Applicable Closing Price" has the meaning set forth in
Section 5.1.

                  "Applicants" has the meaning set forth in Section 7.12(b).

                  "Authorized Newspaper" means The Wall Street Journal, another daily newspaper in the English language of general circulation in New York, New York that is acceptable to the Remarketing Agent or, at the discretion of the Remarketing Agent after consultation with the Company, a nationally recognized quotation system that would be an effective medium of publicizing the event to be publicized.

                  "Bankruptcy Code" means Title 11 of the United States Code, or any other law of the United States that from time to time provides a uniform system of bankruptcy laws.

                  "Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest as reflected on the books of the Depositary or on the books of a Person maintaining an account with such Depositary (directly as a Depositary Participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

                  "Board of Directors" means the board of directors of the Company or a duly authorized committee of that board.

                  "Board Resolution" means one or more resolutions or unanimous written consents of the Board of Directors, a copy each of which has been certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Purchase Contract Agent.

                  "Book-Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Depositary as described in Section 3.6.

                  "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed.

                  "Cash Merger" has the meaning set forth in Section 5.10(a).

                  "Cash Merger Date" has the meaning set forth in Section
5.10(a).

                  "Cash Settlement" has the meaning set forth in Section 5.8(a)(i).

                  "Certificate" means a Corporate Unit Certificate or a Treasury Unit Certificate.

                  "Closing Price" has the meaning set forth in Section 5.1.

                  "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  "Collateral" has the meaning set forth in Section 1 of the Pledge Agreement.

                  "Collateral Account" has the meaning set forth in Section 1 of the Pledge Agreement.

                  "Collateral Agent" means _______________, as Collateral Agent under the Pledge Agreement until a successor Collateral Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Collateral Agent" shall mean the Person who is then the Collateral Agent thereunder.

                  "Collateral Substitution" means the substitution of Treasury Securities, for a Holder's Debt Securities, pursuant to Section 3.13 of this Agreement and Section 5.2 of the Pledge Agreement, and the substitution of a Holder's Debt Securities for Treasury Securities, pursuant to Section 3.14 of this Agreement and Section 5.3 of the Pledge Agreement.

                  "Common Stock" means the common stock, no par value per share, of the Company.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor shall have become such pursuant to the applicable provision of this Agreement, and thereafter "Company" shall mean such successor.

                  "Constituent Person" has the meaning set forth in Section 5.5(b).

                  "Corporate Unit" means the collective rights and obligations of a Holder of a Corporate Unit Certificate in respect of the Debt Securities or, if substituted therefore, in respect of the Treasury Portfolio Interest, in each case, subject to the Pledge thereof, and the related Purchase Contract.

                  "Corporate Unit Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Corporate Units specified on such certificate.

                  "Corporate Units Register" and "Corporate Units Registrar" have the respective meanings specified in Section 3.5.

                  "Corporate Trust Office" means the office of the Purchase Contract Agent at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at _____________________________, Attention: _______________.

                  "Coupon Rate" means the percentage rate per annum at which each Debt Security will bear interest initially.

                  "Current Market Price" has the meaning specified in Section 5.5(a)(8).

                  "Debt Securities" means the ____% Debt Securities due ____ to be issued by the Company under the Indenture, each having a minimum denomination of $50 and bearing interest, payable on the Payment Dates, initially at the Coupon Rate to, but excluding, the Remarketing Settlement Date or the Purchase Contract Settlement Date, as applicable, and, thereafter, at the Reset Rate, in each case pursuant to the Indenture. Any reference herein to "one Debt Security," "a Debt Security" or "the Debt Security" or any phrase herein having a similar meaning shall be a reference to a Debt Security in the principal amount of $50.

                  "Depositary" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act that is acting as a depositary for the Units and in whose name, or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book-entry transfers and pledges of the Units. Initially, DTC shall be the Depositary.

                  "Depositary Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book-entry transfers and pledges of securities deposited with the Depositary.

                  "Dividend Yield" means, with respect to any security for any period, the dividends paid or proposed to be paid pursuant to an announced dividend policy on such security for such period divided by, if with respect to dividends paid on such security, the average Closing Price of such security during such period and, if with respect to dividends so proposed to be paid on such security, the Closing Price of such security on the effective date of the related Reset Transaction.

                  "DTC" means The Depository Trust Company, the initial Depositary.

                  "Early Settlement" has the meaning set forth in Section
5.9(a).

                  "Early Settlement Amount" has the meaning set forth in Section 5.9(a).

                  "Early Settlement Date" has the meaning set forth in Section 5.9(a).

                  "Early Settlement Rate" has the meaning set forth in Section 5.9(b).

                  "Election Date" means the fourth Business Day prior to the Initial Remarketing Date.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

                  "Expiration Date" has the meaning set forth in Section 1.4(e).

                  "Expiration Time" has the meaning set forth in Section 5.5(a)(6).

                  "Failed Remarketing" has the meaning set forth in Section 5.3(c).

                  "Final Remarketing" has the meaning set forth in the Remarketing Agreement.

                  "Final Remarketing Date" has the meaning set forth in the Remarketing Agreement.

                  "Global Certificate" means a Certificate that is issued in global form, evidencing all or part of the Units, and is registered in the name of a Depositary or a nominee thereof.

                  "Holder" means, with respect to a Unit, the Person in whose name the Unit evidenced by a Corporate Unit Certificate and/or a Treasury Unit Certificate is registered in the related Corporate Units Register and/or the Treasury Units Register, as the case may be; provided, however, that in determining whether the Holders of the requisite number of Corporate Units and/or Treasury Units have Acted on any matter, then for the purpose of such determination only (and not for any other purpose hereunder), if the Units remain in the form of one or more Global Certificates and if the Depositary which is the registered holder of such Global Certificate has sent an omnibus proxy assigning voting rights to the Depositary Participants to whose accounts the Units are credited on the applicable record date, the term "Holder" shall mean such Depositary Participant acting at the direction of the Beneficial Owners.

                  "Indenture" means the Indenture, dated as of [DATE], between the Company and the Trustee (the "Original Indenture") and the Officers' Certificate, dated as of [DATE] establishing the terms and other provisions of the Debt Securities pursuant to the Original Indenture (the "Indenture Officers' Certificate" and together with the Original Indenture, the "Indenture"), as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

                  "Initial Remarketing" has the meaning set forth in the Remarketing Agreement.

                  "Initial Remarketing Date" has the meaning set forth in the Remarketing Agreement.

                  "Issuer Order" or "Issuer Request" means a written request or order signed in the name of the Company by (i) either its Chief Executive Officer, its President or one of its Vice Presidents and (ii) either its Corporate Secretary or one of its Assistant Corporate Secretaries or its Treasurer or one of its Assistant Treasurers, and delivered to the Purchase Contract Agent.

                  "Merger Early Settlement" has the meaning set forth in Section 5.10.

                  "Merger Early Settlement Amount" has the meaning set forth in
Section 5.10(b).

                  "Merger Early Settlement Date" has the meaning set forth in
Section 5.10(a)(i).

                  "Non-electing Share" has the meaning set forth in Section 5.5(b).

                  "Officers' Certificate" means a certificate signed by (i) either the Chief Executive Officer, the President or one of the Vice Presidents and (ii) either the Corporate Secretary or one of the Assistant Corporate Secretaries or the Treasurer or one of the Assistant Treasurers, of the Company, and delivered to the Purchase Contract Agent.

                  "Opinion of Counsel" means a written opinion of counsel, which may be counsel for the Company (and who may be an employee of the Company), and which shall be reasonably acceptable to the Purchase Contract Agent.

                  "Outstanding Units" means, with respect to any Corporate Unit or Treasury Unit and as of the date of determination, all Corporate Units or Treasury Units evidenced by Certificates theretofore authenticated, executed and delivered under this Agreement, except:

       (1) If a Termination Event has occurred, Corporate Units and Treasury Units for which the related Debt Securities, the Treasury Portfolio or Treasury Securities, as the case may be, have been theretofore deposited with the Purchase Contract Agent in trust for the Holders of such Corporate Units or Treasury Units, as the case may be;

       (2) Corporate Units and Treasury Units evidenced by Certificates theretofore cancelled by the Purchase Contract Agent or delivered to the Purchase Contract Agent for cancellation or deemed cancelled pursuant to the provisions of this Agreement; and

       (3) Corporate Units and Treasury Units evidenced by Certificates in exchange for or in lieu of which other Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Certificate in respect of which there shall have been presented to the Purchase Contract Agent proof satisfactory to it that such Certificate is held by a bona fide purchaser in whose hands the Corporate Units or Treasury Units evidenced by such Certificate are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite number of the Corporate Units or Treasury Units have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Corporate Units or Treasury Units owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding Units, except that, in determining whether the Purchase Contract Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Corporate Units or Treasury Units which a Responsible Officer of the Purchase Contract Agent knows to be so owned shall be so disregarded. Corporate Units or Treasury Units so owned which have been pledged in good faith may be regarded as Outstanding Units if the pledgee establishes to the satisfaction of the Purchase Contract Agent the pledgee's right so to act with respect to such Corporate Units or Treasury Units and that the pledgee is not the Company or any Affiliate of the Company.

                  "Payment Date" means each __________, ___________, __________
and __________, commencing [DATE].

                  "Permitted Investments" has the meaning set forth in Section 1 of the Pledge Agreement.

                  "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity of whatever nature.

                  "Plan" means an employee benefit plan that is subject to ERISA, a plan or individual retirement account that is subject to Section 4975 of the Code or any entity whose assets are considered assets of any such plan.

                  "Pledge" means the pledge under the Pledge Agreement of the Debt Securities, any Treasury Portfolio or any Treasury Securities, in each case, constituting a part of the Units.

                  "Pledge Agreement" means the Pledge Agreement, dated as of the date hereof, by and among the Company, the Collateral Agent, the Securities Intermediary and the Purchase Contract Agent, on its own behalf and as attorney-in-fact for the Holders from time to time of the Units, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

                  "Pledged Debt Securities" has the meaning set forth in Section 1 of the Pledge Agreement.

                  "Pledged Treasury Portfolio Interest" has the meaning set forth in Section 1 of the Pledge Agreement.

                  "Pledged Treasury Securities" has the meaning set forth in
Section 1 of the Pledge Agreement.

                  "Predecessor Certificate" means a Predecessor Corporate Unit Certificate or a Predecessor Treasury Unit Certificate.

                  "Predecessor Corporate Unit Certificate" of any particular Corporate Unit Certificate means every previous Corporate Unit Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Corporate Units evidenced thereby; and, for the purposes of this definition, any Corporate Unit Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Corporate Unit Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Corporate Unit Certificate.

                  "Predecessor Treasury Unit Certificate" of any particular Treasury Unit Certificate means every previous Treasury Unit Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Treasury Units evidenced thereby; and, for the purposes of this definition, any Treasury Unit Certificate authenticated and delivered under
Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Treasury Unit Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Treasury Unit Certificate.

                  "Proceeds" has the meaning set forth in Section 1 of the Pledge Agreement.

                  "Purchase Contract" means, with respect to any Units, the contract contained in this Agreement and forming a part of such Units and obligating (i) the Company to sell, and the Holder of such Units to purchase, shares of Common Stock and (ii) the Company to pay to the Holder Purchase Contract Adjustment Payments, in each case, on the terms and subject to the conditions set forth in Article Five.

                  "Purchase Contract Adjustment Payments" means the payments payable by the Company on the Payment Dates in respect of each Purchase Contract, equal to (a) if a Reset Transaction has not occurred, ____% per annum of the Stated Amount or (b) following the occurrence of a Reset Transaction, the Adjusted Purchase Contract Adjustment Payment Rate related to such Reset Transaction until any succeeding Reset Transaction shall occur, in either case computed (i) for any full quarterly period on the basis of a 360-day year of twelve 30-day months, (ii) for any period shorter than a full quarterly period for which such payments are calculated, on the basis of a 30-day month and (iii) for periods of less than a month, the actual number of days elapsed per 30-day month.

                  "Purchase Contract Agent" means the Person named as the "Purchase Contract Agent" in the first paragraph of this Agreement until a successor Purchase Contract Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Purchase Contract Agent" shall mean such Person.

                  "Purchase Contract Settlement Date" means [DATE].

                  "Purchase Contract Settlement Fund" has the meaning set forth in Section 5.4.

                  "Purchase Price" has the meaning set forth in Section 5.1.

                  "Purchased Shares" has the meaning set forth in Section 5.5(a)(6).

                  "Record Date" for the Purchase Contract Adjustment Payments payable on any Payment Date means the fifteenth Business Day prior to such Payment Date.

                  "Reference Dealer" means a dealer engaged in the trading of convertible securities.

                  "Reference Price" has the meaning set forth in Section 5.1.

                  "Register" means the Corporate Units Register and the Treasury Units Register.

                  "Registrar" means the Corporate Units Registrar and the Treasury Units Registrar.

                  "Remarketing" means the remarketing of the Remarketing Debt Securities pursuant to the Remarketing Procedures.

                  "Remarketing Agent" has the meaning set forth in Section
5.3(b).

                  "Remarketing Agreement" means the Remarketing Agreement, dated as of the date hereof, between the Company and the Remarketing Agent, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

                  "Remarketing Date" means the date of any Successful
Remarketing.

                  "Remarketing Fee" has the meaning set forth in Section 5.3(b).

                  "Remarketing Procedures" means, collectively, the procedures and requirements relating to the Remarketing and the determination of the Reset Rate as set forth in the Indenture, this Agreement, the Pledge Agreement and the Remarketing Agreement.

                  "Remarketing Debt Securities" has the meaning set forth in
Section 5.3(b).

                  "Remarketing Settlement Date" means the date of the settlement of any Successful Remarketing, which will be three Business Days after such Remarketing.

                  "Remarketing Value" means the sum of:

                  (1) Unless the Remarketing occurs on the Final Remarketing
                      Date, the value on the Remarketing Date of U.S. Treasury securities that will mature or pay, on or prior to the Payment Date falling on the Purchase Contract Settlement Date, an amount of cash equal to the aggregate interest that is scheduled to be payable on that Payment Date, on
                      (i) the Debt Securities that are included in Corporate Units and (ii) the Separated Debt Securities, in each case, which are participating in the Remarketing, assuming for that purpose that the interest rate on the Debt Securities is equal to the Coupon Rate;

                  (2) the value on the Remarketing Date of U.S. Treasury
                      securities that will pay, on or prior to the Purchase Contract Settlement Date, an amount of cash equal to the Stated Amount of (i) such Debt Securities that are included in Corporate Units and (ii) the Separated Debt Securities, in each case, which are participating in the Remarketing; and

                  (3) the Remarketing Fee;

             provided that, for purposes of each of clauses (1) through (3) above, the Remarketing Value shall be calculated on the assumptions that (i) the U.S. Treasury securities are highly liquid securities and mature on or within 35 days prior to the Purchase Contract Settlement Date, as determined in good faith by the Remarketing Agent in a manner intended to minimize the Remarketing Value, and (ii) the U.S. Treasury securities are valued based on the ask-side price of the Treasury securities at a time between 9:00 a.m. and 11:00 a.m. (New York City time), selected by the Remarketing Agent, on the Remarketing Date as determined on a third-day settlement basis by a reasonably and customary means selected in good faith by the Remarketing Agent, plus accrued interest to that date; and provided further that, the Remarketing Agent shall, in its sole discretion, select the U.S. Treasury securities in connection with a Remarketing in open market transactions, at a U.S. Treasury auction and/or from its own account.

                  "Reorganization Event" has the meaning set forth in Section 5.5(b).

                  "Reset Rate" has the meaning set forth in the Indenture Officers' Certificate.

                  "Reset Transaction" means a merger, consolidation or statutory share exchange to which the Person that is the issuer of the shares of Common Stock for which the Purchase Contracts are then to be settled is a party, a sale of all or substantially all assets of such Person, a recapitalization of such Common Stock or a distribution described in Section 5.5(a)(4) by such Person and after the effective date of such transaction the Purchase Contracts are then to be settled for shares of common stock of a Person (i) which had a Dividend Yield for the four fiscal quarters immediately preceding the public announcement thereof which was, or (ii) that announces a dividend policy prior to the effective date thereof which policy, if implemented, would result in a Dividend Yield on such shares of Common Stock for the next four fiscal quarters which would be, more than 250 basis points higher than the Dividend Yield on the shares of Common Stock for which the Purchase Contracts are to be settled prior to such effective date for the four fiscal quarters immediately preceding such public announcement.

                  "Responsible Officer" means, when used with respect to the Agent, any officer within the Corporate Trust Administration unit of the Purchase Contract Agent (or any successor unit or department of the Agent) located at the Corporate Trust Office of the Purchase Contract Agent who has direct responsibility for the administration of this Agreement.

                  "Securities Intermediary" means _______________, as Securities Intermediary under the Pledge Agreement until a successor Securities Intermediary shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Securities Intermediary" shall mean such successor.

                  "Separated Debt Securities" has the meaning set forth in the Pledge Agreement.

                  "Settlement Rate" has the meaning specified in Section 5.1.

                  "Stated Amount" means, with respect to any one Unit, $50 in cash.

                  "Stated Maturity" means, with respect to the Debt Securities, [DATE].

                  "Subsequent Remarketing" has the meaning specified in the Remarketing Agreement.

                  "Subsequent Remarketing Date" has the meaning specified in the Remarketing Agreement.

                  "Successful Final Remarketing" has the meaning specified in the Pledge Agreement.

                  "Successful Initial Remarketing" has the meaning specified in the Pledge Agreement.

                  "Successful Remarketing" has the meaning specified in the Remarketing Agreement.

                  "Successful Subsequent Remarketing" has the meaning specified in the Pledge Agreement.

                  "Termination Date" means the date, if any, on which a Termination Event occurs.

                  "Termination Event" means the occurrence of any of the following events:

                  (1) at any time on or prior to the Purchase Contract
                      Settlement Date, a judgment, decree or court order shall have been entered granting relief with respect to the Company under the Bankruptcy Code or any other similar applicable Federal or state law, adjudicating the Company to be insolvent, or approving as properly filed a petition seeking reorganization or liquidation of the Company, and, unless such judgment, decree or order shall have been entered within 60 days prior to the Purchase Contract Settlement Date, such decree or order shall have continued undischarged and unstayed for a period of 60 days;

                  (2) a judgment, decree or court order for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of its property, or for the winding up or liquidation of its affairs, shall have been entered, and, unless such judgment, decree or order shall have been entered within 60 days prior to the Purchase Contract Settlement Date, such judgment, decree or order shall have continued undischarged and unstayed for a period of 60 days; or

                  (3) at any time on or prior to the Purchase Contract
                      Settlement Date, the Company shall file a petition for relief under the Bankruptcy Code, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization or liquidation of the Company under the Bankruptcy Code or any other similar applicable Federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally as they become due.

                  "Threshold Appreciation Price" has the meaning set forth in
Section 5.1.

                  "TIA" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation, and the rules and regulations promulgated thereunder.

                  "Trading Day" has the meaning set forth in Section 5.1.

                  "Trading Price" of a security on any date of determination means:

                  (1) the closing sale price (or, if no closing price is
                      reported, the last reported sale price) of a security (regular way) on the New York Stock Exchange, Inc. on such date;

                  (2) if such security is not listed for trading on the New
                      York Stock Exchange, Inc. on any such date, the closing sale price as reported in the composite transactions for the principal United States securities exchange on which such security is so listed;

                  (3) if such security is not so listed on a United States
                      national or regional securities exchange, the closing sale price as reported by the NASDAQ Stock Market;

                  (4) if such security is not so reported, the price quoted by
                      Interactive Data Corporation for such security or, if Interactive Data Corporation is not quoting such price, a similar quotation service selected by the Company;

                  (5) if such security is not so quoted, the average of the
                      mid-point of the last bid and ask prices for such security from at least two dealers recognized as market-makers for such security; or

                  (6) if such security is not so quoted, the average of the
                      last bid and ask prices for such security from a Reference Dealer.

                  "Transfer" has the meaning specified in the Pledge Agreement.

                  "Treasury Units" means, following the substitution of Treasury Securities for Debt Securities as collateral to secure a Holder's obligations under a Purchase Contract, the collective rights and obligations of a Holder of a Treasury Unit Certificate in respect of such Treasury Securities, subject to the Pledge thereof, and the related Purchase Contract.

                  "Treasury Unit Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Treasury Units specified on such certificate.

                  "Treasury Units Register" and "Treasury Units Registrar" have the respective meanings set forth in Section 3.5.

                  "Treasury Portfolio" has the meaning specified in Section 5.3(b).

                  "Treasury Portfolio Interest" has the meaning specified in
Section 5.3(b).

                  "Treasury Portfolio Return" has the meaning specified in
Section 4.1.

                  "Treasury Security" means a zero-coupon U.S. Treasury Security that has a principal amount at maturity of $1,000 and which matures on or prior to the Business Day prior to the Purchase Contract Settlement Date.

                  "Trustee" means ___________________, a ________ corporation, as trustee under the Indenture, or any successor thereto.

                  "Underwriters" means ____________________, as underwriters under the Underwriting Agreement.

                  "Underwriting Agreement" means the Underwriting Agreement dated [DATE] between the Company and the Underwriters relating to the offer, issuance and sale of the Corporate Units, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

                  "Units" means Corporate Units, Treasury Units, or the collective reference to the Corporate Units and the Treasury Units, as the case may be.

Section 1.2       Compliance Certificates and Opinions.

                  Except as otherwise expressly provided by this Agreement, upon any application or request by the Company to the Purchase Contract Agent to take any action in accordance with any provision of this Agreement, the Company shall furnish to the Purchase Contract Agent an Officers' Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and, if requested by the Purchase Contract Agent, an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement (other than pursuant to Section 10.5) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.3       Form of Documents Delivered to Purchase Contract Agent.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

Section 1.4       Acts of Holders; Record Dates.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Purchase Contract Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.1) conclusive in favor of the Purchase Contract Agent and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Purchase Contract Agent deems sufficient.

          (c) The ownership of Units shall be proved by the Corporate Units Register or the Treasury Units Register, as the case may be.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Purchase Contract Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Certificate.

          (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Units entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders of Units. If any record date is set pursuant to this paragraph, the Holders of the Outstanding Corporate Units and the Outstanding Treasury Units, as the case may be, on such record date, and no other Holders, shall be entitled to take the relevant action with respect to the Corporate Units or the Treasury Units, as the case may be, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite number of Outstanding Units on such record date. Nothing contained in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and be of no effect), and nothing contained in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Units on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Purchase Contract Agent in writing and to each Holder of Units in the manner set forth in Section 1.6.

                  With respect to any record date set pursuant to this Section, the Company may designate any date as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the Purchase Contract Agent in writing, and to each Holder of Units in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the Company shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

Section 1.5       Notices.

                  Any notice or communication is duly given if in writing and delivered in Person or mailed by first-class mail (registered or certified, return receipt requested), telecopier (with receipt confirmed) or overnight air courier guaranteeing next day delivery, to the others' address; provided that notice shall be deemed given to the Purchase Contract Agent and the Trustee, as the case may be, only upon receipt thereof:

                     If to the Company:

                     Ohio Casualty Corporation
                     9450 Seward Road
                     Fairfield, Ohio 45014
                     Telecopier No.:   __________
                     Attention:  _______________

                     If to the Purchase Contract Agent:

                     [                                  ]


                     Telecopier No.:   __________
                     Attention:  _______________

                     If to the Collateral Agent and Securities Intermediary:
                     _________________
                     _________________
                     Telecopier No.:   __________
                     Attention:  _______________

                     If to the Trustee:
                     _________________
                     _________________
                     Telecopier No.:   __________
                     Attention:  _______________

Section 1.6       Notice to Holders; Waiver.

                  Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the applicable Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Purchase Contract Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Purchase Contract Agent shall constitute a sufficient notification for every purpose hereunder.

Section 1.7       Effect of Headings and Table of Contents.
                  ----------------------------------------

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.8       Successors and Assigns.

                  All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.9       Severability.

                  If any provision in this Agreement is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions of this Agreement shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not in any way affect the validity or enforceability of such provision in any other jurisdiction.

Section 1.10      Benefits of Agreement.

                  Nothing contained in this Agreement or in the Units, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and, to the extent provided hereby, the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Units evidenced by their Certificates by their acceptance of delivery of such Certificates.

Section 1.11      Governing Law; Jurisdiction and Venue.

                  THIS AGREEMENT AND THE UNITS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  The Company, the Purchase Contract Agent and the Holders from time to time of the Units, acting through the Purchase Contract Agent as their attorney-in-fact, hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company and the Holders from time to time of the Units, acting through the Purchase Contract Agent as their attorney-in-fact, irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

Section 1.12      Legal Holidays.

                  In any case where any Payment Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement, the Corporate Unit Certificates or the Treasury Unit Certificates) payments by or owed from the Company contemplated by this Agreement shall not be made on such date, but shall be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, provided that no interest shall accrue or be payable by the Company or any Holder for the period from and after any such Payment Date, except that, if such next succeeding Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such Payment Date.

                  In any case where any Purchase Contract Settlement Date shall not be a Business Day, notwithstanding any other provision of this Agreement, the Corporate Unit Certificates or the Treasury Unit Certificates, Purchase Contracts shall not be settled on such date, but the Purchase Contracts shall be settled on the immediately following Business Day with the same force and effect as if performed on the Purchase Contract Settlement Date.

Section 1.13      Counterparts.

                  This Agreement may be executed in any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

Section 1.14      Inspection of Agreement.

                  A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office for inspection by any Holder or Beneficial Owner.

                                  ARTICLE II

                                Certificate Forms

Section 2.1       Forms of Certificates Generally.

                  The Corporate Unit Certificates (including the form of Purchase Contract forming part of the Corporate Units evidenced thereby) shall be in substantially the form set forth in Exhibit A hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Corporate Units are listed or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Corporate Unit Certificates, as evidenced by their execution of the Corporate Unit Certificates.

                  The definitive Corporate Unit Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing the Corporate Units evidenced by such Corporate Unit Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

                  The Treasury Unit Certificates (including the form of Purchase Contracts forming part of the Treasury Units evidenced thereby) shall be in substantially the form set forth in Exhibit B hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Treasury Units may be listed or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Treasury Unit Certificates, as evidenced by their execution of the Treasury Unit Certificates.

                  The definitive Treasury Unit Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing the Treasury Units evidenced by such Treasury Unit Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

                  Every Global Certificate authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:

                           "This Certificate is a Global Certificate within the
                  meaning of the Purchase Contract Agreement hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary"), or a nominee of the Depositary. This Certificate is exchangeable for certificates registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Purchase Contract Agreement and no transfer of this Certificate (other than a transfer of this Certificate as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

                           Unless this Certificate is presented by an authorized
                  representative of the Depositary to Ohio Casualty Corporation or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein."

Section 2.2       Form of Purchase Contract Agent's Certificate of
Authentication.


                  The form of the Purchase Contract Agent's certificate of authentication of the Corporate Units shall be in substantially the form set forth on the form of the Corporate Unit Certificates.

                  The form of the Purchase Contract Agent's certificate of authentication of the Treasury Units shall be in substantially the form set forth on the form of the Treasury Unit Certificates.

                                 ARTICLE III

                                   The Units

Section 3.1       Amount; Form and Denominations.

                  The aggregate number of Units evidenced by Certificates authenticated, executed on behalf of the Holders and delivered hereunder is limited to __________ (or up to __________ if the Underwriters' over-allotment option pursuant to the Underwriting Agreement is exercised in full), except for Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of, other Certificates pursuant to Sections 3.4, 3.5, 3.10, 3.13, 3.14, 5.9 or 5.10.

                  The Certificates shall be issuable only in registered form and only in denominations of a single Corporate Unit or Treasury Unit and any integral multiple thereof.

Section 3.2       Rights and Obligations Evidenced by the Certificates.

                  Each Corporate Unit Certificate shall evidence the number of Corporate Units specified therein, with each such Corporate Unit representing
(1) the ownership by the Holder thereof of a beneficial interest in one Debt Security or, if substituted therefor, the Pledged Treasury Portfolio Interest, in either case, subject to the Pledge of such Debt Security or such Pledged Treasury Portfolio Interest, as the case may be, by such Holder pursuant to the Pledge Agreement, and (2) the rights and obligations of the Holder thereof and the Company under one Purchase Contract. The Purchase Contract Agent as attorney-in-fact for, and on behalf of, the Holder of each Corporate Unit shall pledge, pursuant to the Pledge Agreement, the Debt Security or, if substituted therefor, the Treasury Portfolio Interest, forming a part of such Corporate Unit, to the Collateral Agent and grant to the Collateral Agent a security interest in the right, title and interest of such Holder in such Debt Security or such Treasury Portfolio Interest, as the case may be, for the benefit of the Company, to secure the obligation of the Holder under each Purchase Contract to purchase shares of Common Stock pursuant to the Purchase Contract.

                  Upon the formation of Treasury Units pursuant to Section 3.13, each Treasury Unit Certificate shall evidence the number of Treasury Units specified therein, with each such Treasury Unit representing (1) the ownership by the Holder thereof of a 1/20 undivided beneficial interest in a Treasury Security with a principal amount equal to $1,000, subject to the Pledge of such Treasury Security by such Holder pursuant to the Pledge Agreement, and (2) the rights and obligations of the Holder thereof and the Company under one Purchase Contract. The Purchase Contract Agent as attorney-in-fact for, and on behalf of, the Holder of each Treasury Unit shall pledge, pursuant to the Pledge Agreement, the Treasury Security or Treasury Securities forming a part of such Treasury Unit, to the Collateral Agent and grant to the Collateral Agent a security interest in the right, title and interest of such Holder in such Treasury Security or Treasury Securities for the benefit of the Company, to secure the obligation of the Holder under each Purchase Contract to purchase shares of Common Stock pursuant to this Agreement and the related Purchase Contract.

                  Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contract shall not entitle the Holder of a Corporate Unit Certificate or a Treasury Unit Certificate to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as a shareholder of the Company.

Section 3.3       Execution, Authentication, Delivery and Dating.

                  Subject to the provisions of Sections 3.1, 3.13 and 3.14 hereof, upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, the Company may deliver Certificates executed by the Company to the Purchase Contract Agent for authentication, execution on behalf of the Holders and delivery, together with its Issuer Order for authentication of such Certificates, and the Purchase Contract Agent in accordance with such Issuer Order shall authenticate, execute on behalf of the Holders and deliver such Certificates.

                  The Certificates shall be executed on behalf of the Company by its Chairman of the Board, President, one of its Vice Presidents, Corporate Secretary or Treasurer. The signature of any of these officers on the Certificates may be manual or facsimile.

                  Certificates bearing the manual or facsimile signatures of an individual who was at any time the proper officer of the Company shall bind the Company, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of such Certificates or did not hold such office at the date of such Certificates.

                  No Purchase Contract evidenced by a Certificate shall be valid until such Certificate has been executed on behalf of the Holder by the manual signature of an authorized officer of the Purchase Contract Agent, as such Holder's attorney-in-fact. Such signature by an authorized officer of the Purchase Contract Agent shall be conclusive evidence that the Holder of such Certificate has entered into the Purchase Contract or Purchase Contracts evidenced by such Certificate.

                  Each Certificate shall be dated the date of its authentication.

                  No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized officer of the Purchase Contract Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

Section 3.4       Temporary Certificates.

                  Pending the preparation of definitive Certificates, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holders, and deliver, in lieu of such definitive Certificates, temporary Certificates which are in substantially the form set forth in Exhibit A or Exhibit B hereto, as the case may be, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Corporate Units or Treasury Units are or may be listed, or as may, consistently herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

                  If temporary Certificates are issued, the Company will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office, at the expense of the Company and without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, one or more definitive Certificates of like tenor and denominations and evidencing a like aggregate number of Corporate Units or Treasury Units, as the case may be, as the temporary Certificate or Certificates so surrendered. Until so exchanged, the temporary Certificates shall in all respects evidence the same benefits and the same obligations with respect to the Corporate Units or Treasury Units, as the case may be, evidenced thereby as definitive Certificates.

Section 3.5       Registration; Registration of Transfer and Exchange.

                  The Purchase Contract Agent shall keep at the Corporate Trust Office a register (the "Corporate Units Register") in which, subject to such reasonable regulations as it may prescribe, the Purchase Contract Agent shall provide for the registration of Corporate Unit Certificates and of transfers of Corporate Unit Certificates (the Purchase Contract Agent, in such capacity, the "Corporate Units Registrar") and a register (the "Treasury Units Register") in which, subject to such reasonable regulations as it may prescribe, the Purchase Contract Agent shall provide for the registration of the Treasury Unit Certificates and transfers of Treasury Unit Certificates (the Purchase Contract Agent, in such capacity, the "Treasury Units Registrar").

                  Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, one or more new Certificates of any authorized denominations, like tenor, and evidencing a like aggregate number of Corporate Units or Treasury Units, as the case may be.

                  At the option of the Holder, Certificates may be exchanged for other Certificates, of any authorized denominations and evidencing a like number of Corporate Units or Treasury Units, as the case may be, upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificates are so surrendered for exchange, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver the Certificates which the Holder making the exchange is entitled to receive.

                  All Certificates issued upon any registration of transfer or exchange of a Certificate shall evidence the ownership of the same aggregate number of Corporate Units or Treasury Units, as the case may be, and be entitled to the same benefits and subject to the same obligations, under this Agreement as the Corporate Units or Treasury Units, as the case may be, evidenced by the Certificate surrendered upon such registration of transfer or exchange.

                  Every Certificate presented or surrendered for registration of transfer or for exchange shall (if so required by the Purchase Contract Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Purchase Contract Agent duly executed, by the Holder thereof or its attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of a Certificate, but the Company and the Purchase Contract Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges pursuant to Sections 3.4, 3.6 and 8.5 not involving any transfer.

                  Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall not be obligated to authenticate, execute on behalf of the Holder and deliver any Certificate in exchange for any other Certificate presented or surrendered for registration of transfer or for exchange on or after the Business Day immediately preceding the earlier of the Purchase Contract Settlement Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Purchase Contract Agent shall:

                  (1) if the Purchase Contract Settlement Date has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Units evidenced by such other Certificate; or

                  (2) if a Termination Event shall have occurred prior to the Purchase Contract Settlement Date, transfer the Debt Securities, the Treasury Portfolio or the Treasury Securities, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article Five hereof.

Section 3.6       Book-Entry Interests.

                  The Certificates, on original issuance, will be issued in the form of one or more fully registered Global Certificates, to be delivered to the Depositary or its custodian by, or on behalf of, the Company. Such Global Certificate shall initially be registered on the books and records of the Company in the name of Cede & Co., the nominee of the Depositary, and no Beneficial Owner will receive a definitive Certificate representing such Beneficial Owner's interest in such Global Certificate, except as provided in
Section 3.9. The Purchase Contract Agent shall enter into an agreement with the Depositary if so requested by the Company. Unless and until definitive, fully registered Certificates have been issued to Beneficial Owners pursuant to
Section 3.9:

                  (1) the provisions of this Section 3.6 shall be in full force and effect;

                  (2) the Company shall be entitled to deal with the Depositary for all purposes of this Agreement (including making Purchase Contract Adjustment Payments and receiving approvals, votes or consents hereunder) as the Holder of the Units and the sole holder of the Global Certificates and shall have no obligation to the Beneficial Owners;

                  (3) to the extent that the provisions of this Section 3.6 conflict with any other provisions of this Agreement, the provisions of this Section 3.6 shall control; and

                  (4) the rights of the Beneficial Owners shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Beneficial Owners and the Depositary and/or the Depositary Participants.

Section 3.7       Notices to Holders.

                  Whenever a notice or other communication to the Holders is required to be given under this Agreement, the Company or the Company's agent shall give such notices and communications to the Holders and, with respect to any Units registered in the name of a Depositary or the nominee of a Depositary, the Company or the Company's agent shall, except as set forth herein, have no obligations to the Beneficial Owners.

Section 3.8       Appointment of Successor Depositary.

                  If any Depositary elects to discontinue its services as securities depositary with respect to the Units or ceases to be eligible as a "depositary" under the Exchange Act, the Company may, in its sole discretion, appoint a successor Depositary with respect to the Units.

Section 3.9       Definitive Certificates.

                  If (a) the Depositary is at any time unwilling, unable or ineligible to continue as a "clearing agency" registered under the Exchange Act and a successor Depositary is not appointed by the Company pursuant to Section
3.8 within 90 days of the date the Company and the Purchase Contract Agent is so informed in writing thereof, (b) the Company executes and delivers to the Purchase Contract Agent a Company Order (as defined in the Indenture) to the effect that the Global Certificates shall be exchangeable for Definitive Certificates or (c) a default by the Company in respect of its obligations under one or more Purchase Contracts has occurred and is continuing, then upon surrender of the Global Certificates representing the Units by the Depositary, accompanied by registration instructions, the Company shall cause definitive Certificates to be delivered to Beneficial Owners in accordance with the instructions of the Depositary. The Company and the Purchase Contract Agent shall not be liable for any delay in delivery of such instructions and may conclusively rely on and shall be protected in relying on, such instructions.

Section 3.10      Mutilated, Destroyed, Lost and Stolen Certificates.

                  If any mutilated Certificate is surrendered to the Purchase Contract Agent, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Certificate, evidencing the same number of Corporate Units or Treasury Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Purchase Contract Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) such security or indemnity as may be required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to the Company or to a Responsible Officer of the Purchase Contract Agent that such Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Certificate, a new Certificate, evidencing the same number of Corporate Units or Treasury Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

                  Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall not be obligated to authenticate, execute on behalf of the Holder, and deliver to the Holder, a Certificate on or after the Business Day immediately preceding the earlier of the Purchase Contract Settlement Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Purchase Contract Agent shall:

                  (1) if the Purchase Contract Settlement Date has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Units evidenced by such Certificate; or

                  (2) if a Termination Event shall have occurred prior to the Purchase Contract Settlement Date, transfer the Debt Securities, the Treasury Portfolio or the Treasury Securities, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article Five hereof.

                  Upon the issuance of any new Certificate under this Section, the Company and the Purchase Contract Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Purchase Contract Agent) connected therewith.

                  Every new Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Company and of the Holder in respect of the Units evidenced thereby, whether or not the destroyed, lost or stolen Certificate (and the Units evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and proportionately with any and all other Certificates delivered hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

Section 3.11      Persons Deemed Owners.

                  Prior to due presentment of a Certificate for registration of transfer, the Company and the Purchase Contract Agent, and any agent of the Company or the Purchase Contract Agent, may treat the Person in whose name such Certificate is registered as the owner of the Corporate Units or Treasury Units evidenced thereby, for the purpose of receiving interest payments on the Debt Securities, receiving Purchase Contract Adjustment Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any interest payments on the Debt Securities or the Purchase Contract Adjustment Payments payable in respect of the Purchase Contracts constituting a part of the Corporate Units or Treasury Units evidenced thereby shall be overdue and notwithstanding any notice to the contrary, and neither the Company nor the Purchase Contract Agent, nor any agent of the Company or the Purchase Contract Agent, shall be affected by notice to the contrary.

                  Notwithstanding the foregoing, with respect to any Global Certificate, nothing contained herein shall prevent the Company, the Purchase Contract Agent or any agent of the Company or the Purchase Contract Agent, from giving effect to any written certification, proxy or other authorization furnished by any Depositary (or its nominee), as a Holder, with respect to such Global Certificate or impair, as between such Depositary and owners of beneficial interests in such Global Certificate, the operation of customary practices governing the exercise of rights of such Depositary (or its nominee) as Holder of such Global Certificate.

Section 3.12      Cancellation.

                  All Certificates surrendered for delivery of shares of Common Stock on or after the Purchase Contract Settlement Date, upon the transfer of Debt Securities, the Treasury Portfolio or Treasury Securities, as the case may be, after the occurrence of a Termination Event or pursuant to an Early Settlement, or a Collateral Substitution or the recreation of Corporate Units or upon the registration of a transfer or exchange of a Unit, shall, if surrendered to any Person other than the Purchase Contract Agent, be delivered to the Purchase Contract Agent and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Purchase Contract Agent for cancellation any Certificates previously authenticated, executed and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Certificates so delivered shall, upon Issuer Order, be promptly cancelled by the Purchase Contract Agent. No Certificates shall be authenticated, executed on behalf of the Holder and delivered in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Certificates held by the Purchase Contract Agent shall be disposed of by the Purchase Contract Agent in accordance with its customary procedures.

                  If the Company or any Affiliate of the Company shall acquire any Certificate, such acquisition shall not operate as a cancellation of such Certificate unless and until such Certificate is delivered to the Purchase Contract Agent cancelled or for cancellation.

Section 3.13      Creation of Treasury Units by Substitution of Treasury
                  Securities.

                  A Holder may separate the Debt Securities from the related Purchase Contracts in respect of such Holder's Corporate Units by substituting for such Debt Securities Treasury Securities or security entitlements thereto, pursuant to the Pledge Agreement, in an aggregate principal amount equal to the aggregate principal amount of such Debt Securities, at any time from and after the date of this Agreement until 5:00 p.m. (New York City time) on the Election Date by:

                  (1) providing notice to the Purchase Contract Agent, substantially in the form of Exhibit C hereto, of such Holder's intention to create Treasury Units;

                  (2) for each group of 20 Corporate Units from which such Holder wishes to create Treasury Units, transferring a Treasury Security to the Securities Intermediary which shall then (y) deposit the Treasury Security with the Collateral Agent in the Collateral Account under the Pledge Agreement and instruct the Collateral Agent to hold such Treasury Security as Collateral under the Pledge Agreement and (z) instruct the Collateral Agent to release to the Purchase Contract Agent, on behalf of such Holder, $1,000 principal amount of Debt Securities formerly subject to the Pledge;

                  (3) transferring the related Corporate Units to the Purchase Contract Agent accompanied by a notice to the Purchase Contract Agent, substantially in the form of Exhibit D hereto, stating that the Holder has transferred the relevant amount of Treasury Securities to the Securities Intermediary and requesting that the Purchase Contract Agent instruct the Collateral Agent to release the Debt Securities relating to such Corporate Units, whereupon the Purchase Contract Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit A to the Pledge Agreement; and

                  (4) paying to the Collateral Agent any fees or expenses incurred in connection with the Collateral Substitution;

provided that, Holders may make Collateral Substitutions only in integral multiples of 20 Corporate Units. Under no circumstances may a Holder of Corporate Units create Treasury Units after the Election Date.

                  The Holders' right to create Treasury Units as set forth in this Section and the limit of the preceding sentence shall in no way limit the ability of the Purchase Contract Agent, the Collateral Agent, the Securities Intermediary or the Remarketing Agent to substitute the Treasury Portfolio for the Debt Securities then comprising a part of the Corporate Units upon a Successful Remarketing (other than the Debt Securities of Holders of Corporate Units that have elected not to participate in the Remarketing).

                  Upon receipt of the Treasury Securities described in clause
(2) above and the instruction described in clause (1) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent shall, under the Pledge Agreement, cause the Securities Intermediary to effect the release of such Debt Securities from the Pledge to the Purchase Contract Agent, free and clear of the Company's security interest therein, and the transfer of such Debt Securities to the Purchase Contract Agent on behalf of the Holder thereof. Upon receipt thereof, the Purchase Contract Agent shall promptly:

                           (i) cancel the related Corporate Units;

                           (ii) transfer the applicable aggregate principal
                  amount of Debt Securities to the Holder; and

                           (iii) authenticate, execute on behalf of such Holder
                  and deliver a Treasury Unit Certificate executed by the Company in accordance with Section 3.3 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Corporate Units.

                  Holders who elect to separate the Debt Securities from the related Purchase Contracts and to substitute Treasury Securities for such Debt Securities shall be responsible for any fees or expenses payable to the Collateral Agent for its services as Collateral Agent in respect of the substitution, and the Company shall not be responsible for any such fees or expenses.

                  In the event a Holder making a Collateral Substitution pursuant to this Section 3.13 fails to effect a book-entry transfer of the Corporate Units or fails to deliver Corporate Unit Certificates to the Purchase Contract Agent after depositing Treasury Securities with the Collateral Agent, then the Debt Securities or Treasury Portfolio Interest, as the case may be, constituting a part of such Corporate Units, and any interest payments on such Debt Securities or the Treasury Portfolio Interest, as the case may be, shall be held in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder, until such Corporate Units are so transferred or the Corporate Unit Certificates are so delivered, as the case may be, or, with respect to the Corporate Unit Certificates, such Holder provides evidence satisfactory to the Company and the Purchase Contract Agent that such Corporate Unit Certificates have been destroyed, lost or stolen, together with any indemnity that may be required by the Purchase Contract Agent and the Company.

                  Except as described in this Sections 3.13 and 5.3, for so long as the Purchase Contract relating to a Corporate Unit remains in effect, such Corporate Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder in respect of the Debt Security or the Treasury Portfolio Interest, as the case may be, and the Purchase Contract comprising such Corporate Unit may be acquired, and may be transferred and exchanged, only as a Corporate Unit.

Section 3.14      Recreation of Corporate Units.

                  A Holder of Treasury Units may recreate Corporate Units at any time until 5:00 p.m. (New York City time) on the Election Date by:

                  (1) providing notice to the Purchase Contract Agent, substantially in the form of Exhibit C hereto, of such Holder's intention to create Corporate Units;

                  (2) for each Treasury Unit such Holder wishes to substitute, transferring 20 Debt Securities to the Securities Intermediary which shall then (y) deposit such Debt Securities in the Collateral Account under the Pledge Agreement and instruct the Collateral Agent to hold such Debt Securities as Collateral and (z) instruct the Collateral Agent to release to such Holder the Treasury Security formerly subject to the Pledge;

                  (3) transferring the related Treasury Units to the Purchase Contract Agent accompanied by a notice to the Purchase Contract Agent, substantially in the form of Exhibit D hereto, (i) stating that the Holder has transferred the relevant amount of Debt Securities to the Securities Intermediary and (ii) requesting that the Purchase Contract Agent instruct the Collateral Agent to release the Treasury Securities relating to such Treasury Units, whereupon the Purchase Contract Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit C to the Pledge Agreement; and

                  (4) paying to the Collateral Agent any fees or expenses incurred in connection with the recreation of Corporate Units;

provided that, Holders of Treasury Units may recreate Corporate Units in integral multiples of 20 Treasury Units for 20 Corporate Units. Under no circumstance may a Holder of Treasury Units recreate Corporate Units after the Election Date.

                  Upon receipt of the Debt Securities described in clause (1) above and the instruction described in clause (2) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent shall cause the Securities Intermediary to effect the release of such Treasury Securities from the Pledge, free and clear of the Company's security interest therein, and the transfer of such Treasury Securities to the Holder thereof. Upon receipt thereof, the Purchase Contract Agent shall promptly:

                           (i) cancel the related Treasury Units; and

                           (ii) authenticate, execute on behalf of such Holder
                  and deliver a Corporate Unit Certificate executed by the Company in accordance with Section 3.3 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Treasury Units.

                  Holders who elect to recreate Corporate Units shall be responsible for any fees or expenses payable to the Collateral Agent for its services as Collateral Agent in respect of the substitution, and the Company shall not be responsible for any such fees or expenses.

                  Except as provided in this Section 3.14, for so long as the Purchase Contract relating to a Treasury Unit remains in effect, such Treasury Unit shall not be separable into its constituent parts and the rights and obligations of the Holder of such Treasury Unit in respect of the 1/20 of a Treasury Security and the Purchase Contract comprising such Treasury Unit may be acquired, and may be transferred and exchanged, only as a Treasury Unit.

Section 3.15      Transfer of Collateral upon Occurrence of Termination Event.

                  Upon the occurrence of a Termination Event and the transfer to the Purchase Contract Agent of Debt Securities, Treasury Portfolio or Treasury Securities, as the case may be, relating to the Corporate Units and the Treasury Units, as the case may be, pursuant to the terms of the Pledge Agreement, the Purchase Contract Agent shall request transfer instructions with respect to such Debt Securities, Treasury Portfolio Interest or Treasury Securities, as the case may be, from each Holder by written request, substantially in the form of Exhibit E hereto, mailed to such Holder at its address as it appears in the Corporate Units Register or the Treasury Units Register, as the case may be.

                  Upon book-entry transfer of the Corporate Units or Treasury Units or delivery of a Corporate Unit Certificate or Treasury Unit Certificate to the Purchase Contract Agent with such transfer instructions, the Purchase Contract Agent shall transfer such Debt Securities, Treasury Portfolio Interest or Treasury Securities, as the case may be, relating to such Corporate Units or Treasury Units, as the case may be, to such Holder by book-entry transfer, or other appropriate procedures, in accordance with such instructions. In the event a Holder of Corporate Units or Treasury Units fails to effect such transfer or delivery, such Debt Securities, Treasury Portfolio Interest or Treasury Securities, as the case may be, relating to such Corporate Units or Treasury Units, as the case may be, and any interest thereon, shall be held in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder, until the earlier of:

                           (1) such Corporate Units or Treasury Units are
                  transferred or the Corporate Unit Certificate or Treasury Unit Certificate is surrendered or such Holder provides satisfactory evidence that such Corporate Unit Certificate or Treasury Unit Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Purchase Contract Agent and the Company; and

                           (2) the expiration of the time period specified in
                  the abandoned property laws of the relevant State.

Section 3.16      No Consent to Assumption.

                  Each Holder of a Unit, by acceptance thereof, shall be deemed expressly to have withheld any consent to the assumption under Section 365 of the Bankruptcy Code or otherwise, of the Purchase Contract by the Company or its trustee, receiver, liquidator or a person or entity performing similar functions in the event that the Company becomes the debtor under the Bankruptcy Code or subject to other similar state or federal law providing for reorganization or liquidation.

                                   ARTICLE IV

                               The Debt Securities

Section 4.1       Interest Payments; Rights to Interest Preserved.

                  Each Corporate Unit issued hereunder shall consist of the beneficial ownership by the Holder of one Debt Security issued pursuant to the Indenture or, if the Corporate Unit shall have been remarketed by the Remarketing Agent pursuant to the Remarketing Agreement, the Treasury Portfolio Interest, in each case, subject to the Pledge thereof by such Holder under the Pledge Agreement.

                  An interest payment on any Debt Security which is paid on any Payment Date or the portion of the proceeds of a Treasury Portfolio Interest equal to the interest payable on a Debt Security on the Purchase Contract Settlement Date (such portion the "Treasury Portfolio Return"), as the case may be, subject to receipt thereof by the Purchase Contract Agent from the Collateral Agent as provided by the terms of the Pledge Agreement, shall promptly be paid to the Person in whose name the Corporate Unit Certificate (or one or more Predecessor Corporate Unit Certificates) of which such Debt Security or the Treasury Portfolio Interest, as the case may be, is a part is registered at the close of business on the Record Date for such Payment Date or Purchase Contract Settlement Date, as applicable.

                  Each Corporate Unit Certificate evidencing, in part, the Debt Security or the Treasury Portfolio Interest delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Corporate Unit Certificate shall carry the right to accrued and unpaid interest, and the right to accrue interest (and accreted and accreting principal in the case of non-interest bearing components of the Treasury Portfolio Interest), which rights were carried by the Debt Security or the Treasury Portfolio Interest, as the case may be, relating to such other Corporate Unit Certificate.

                  In the case of any Corporate Units with respect to which (1) Cash Settlement of the related Purchase Contract is effected on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, (2) Early Settlement of the related Purchase Contract is effected on an Early Settlement Date, (3) Merger Early Settlement of the related Purchase Contract is effected on a Merger Early Settlement Date or (4) a Collateral Substitution is effected, in each case, on a date that is after any Record Date and on or prior to the next succeeding Payment Date, the interest payment on the Debt Security or the Treasury Portfolio Return, as the case may be, relating to such Corporate Units otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Cash Settlement, Early Settlement, Merger Early Settlement or Collateral Substitution, as the case may be, and such payment shall, subject to receipt thereof by the Purchase Contract Agent, be payable to the Person in whose name the Corporate Unit Certificate (or one or more Predecessor Corporate Unit Certificates) was registered at the close of business on the corresponding Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Corporate Units with respect to which Cash Settlement, Early Settlement or Merger Early Settlement of the related Purchase Contract is effected on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, on an Early Settlement Date or on a Merger Early Settlement Date, respectively, or with respect to which a Collateral Substitution has been effected, interest payments on the related Debt Securities or the Treasury Portfolio Return, as the case may be, that would otherwise be payable after the fifth Business Day preceding the Purchase Contract Settlement Date, after the Early Settlement Date, after the Merger Early Settlement Date, or after the Collateral Substitution, respectively, shall not be payable hereunder to the Holder of such Corporate Units; provided, however, that to the extent that such Holder continues to hold the Separated Debt Security that formerly comprised a part of such Holder's Corporate Units, such Holder shall be entitled to receive the interest payments on such Separated Debt Security, as provided in the Indenture.

Section 4.2       Interest Rate Reset.

                  The applicable interest rate borne by the Debt Securities, whether or not part of Corporate Units, shall be reset to the Reset Rate, pursuant to the Indenture, and will be effective with respect to all Debt Securities, whether or not then constituting a component of Corporate Units, as of the Remarketing Settlement Date, in the case of a Successful Remarketing, or, as of the Purchase Contract Settlement Date, in the event of a Failed Remarketing or in the event there is no Remarketing pursuant to clause (c) of the definition of Reset Rate in the Indenture Officers' Certificate.

Section 4.3       Notice and Voting.

                  The Purchase Contract Agent is entitled to exercise the voting and any other consensual rights pertaining to the Pledged Debt Securities, but only to the extent instructed in writing by the Holders as described below. Upon receipt of notice of any meeting at which holders of Debt Securities are entitled to vote or upon any solicitation of consents, waivers or proxies of holders of Debt Securities, the Purchase Contract Agent shall, as soon as practicable thereafter, mail to the Holders of Corporate Units a notice:

                  (1) containing such information as is contained in the notice or solicitation;

                  (2) stating that each Holder on the record date set by the Purchase Contract Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Debt Securities entitled to vote) shall be entitled to instruct the Purchase Contract Agent as to the exercise of the voting rights pertaining to such Debt Securities relating to their Corporate Units; and

                  (3) stating the manner in which such instructions may be given.

                  Upon the written request of the Holders of Corporate Units on such record date received by the Purchase Contract Agent at least six calendar days prior to such meeting or by the expiration date of any such solicitation, the Purchase Contract Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum principal amount of Debt Securities as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of Corporate Units, the Purchase Contract Agent shall abstain from voting the Debt Securities relating such Corporate Units. The Company hereby agrees, if applicable, to solicit Holders of Corporate Units to timely instruct the Purchase Contract Agent in order to enable the Purchase Contract Agent to vote such Debt Securities.

                                   ARTICLE V

                     The Purchase Contracts; The Remarketing

Section 5.1       Purchase of Shares of Common Stock.

                  Each Purchase Contract shall, unless a Termination Event has occurred as set forth in Section 5.7, an Early Settlement has occurred in accordance with Section 5.9 or a Merger Early Settlement has occurred in accordance with Section 5.10, obligate the Holder of the related Units to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of newly issued shares of Common Stock equal to the Settlement Rate then in effect. The "Settlement Rate" is equal to:

                  (1) if the Applicable Closing Price per share is equal to or greater than $____ (the "Threshold Appreciation Price"), _____ shares of Common Stock per Purchase Contract;

                  (2) if the Applicable Closing Price per share is less than the Threshold Appreciation Price, but greater than $____ (the "Reference Price"), the number of shares of Common Stock determined by dividing the Stated Amount by the Applicable Closing Price; and

                  (3) if the Applicable Closing Price per share is less than or equal to the Reference Price, _____ shares of Common Stock per Purchase Contract,

in each case subject to adjustment as provided in Section 5.5 (and in each case rounded upward or downward to the nearest 1/10,000th of a share).

                  Promptly after the calculation of the Settlement Rate and the Applicable Closing Price, the Company shall give the Purchase Contract Agent notice thereof. All calculations and determinations of the Settlement Rate and the Applicable Closing Price shall be made by the Company or its agent based on their good faith calculations, and the Purchase Contract Agent shall have no responsibility with respect thereto.

                  As provided in Section 5.12, no fractional shares of Common Stock will be issued upon settlement of Purchase Contracts.

                  The "Applicable Closing Price" means the average of the Closing Prices per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date, or in the case of the exercise of a Merger Early Settlement right, the Cash Merger Date.

                  The "Closing Price" per share of the Common Stock on any date of determination means:

                  (1) the closing sale price (or, if no closing price is reported, the last reported sale price) per share of the Common Stock on the New York Stock Exchange, Inc. on such date;

                  (2) if the Common Stock is not listed for trading on the New York Stock Exchange, Inc. on any such date, the closing sale price per share as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed;

                  (3) if the Common Stock is not so listed on a United States national or regional securities exchange, the closing sale price per share as reported by The Nasdaq Stock Market;

                  (4) if the Common Stock is not so reported, the last quoted bid price per share for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

                  (5) if such bid price is not available, the average of the mid-point of the last bid and ask prices per share of the Common Stock on such date from at least three nationally recognized independent investment banking firms retained for this purpose by the Company.

                  A "Trading Day" means a day on which the Common Stock (1) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (2) has traded at least once on the national or regional securities exchange or association or the over-the-counter market that is the primary market for the trading of the Common Stock.

                  Each Holder of a Corporate Unit or a Treasury Unit, by its acceptance thereof:

                  (1) irrevocably authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contract on its behalf as its attorney-in-fact (including the execution of Certificates on behalf of such Holder as such Holder's attorney-in-fact);

                  (2) agrees to be bound by the terms and provisions thereof;

                  (3) covenants and agrees to perform its obligations under such Purchase Contracts;

                  (4) consents to the provisions hereof;

                  (5) irrevocably authorizes the Purchase Contract Agent to enter into and perform this Agreement and the Pledge Agreement on its behalf as its attorney-in-fact; and

                  (6) consents to and agrees to be bound by the Pledge of the Debt Securities or the Treasury Securities pursuant to the Pledge Agreement; and

                  (7) agrees to treat itself as the owner of the related Debt Securities, Treasury Portfolio Interest or Treasury securities, as the case may be, in each case for U.S. Federal, state and local income and franchise tax purposes;

provided that, upon a Termination Event, the rights of the Holder of such Unit under the Purchase Contract may be enforced without regard to any other rights or obligations. Each Holder of a Corporate Unit or a Treasury Unit, by its acceptance thereof, further covenants and agrees, that to the extent and in the manner provided in Section 5.3 and the Pledge Agreement, but subject to the terms thereof, proceeds from the Remarketing of the Debt Securities (less the Remarketing Fee payable to the Remarketing Agent pursuant to the Remarketing Agreement), the Treasury Portfolio Interest or the Treasury Securities at maturity, as the case may be, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, shall be paid on the Purchase Contract Settlement Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

                  Upon registration of transfer of a Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee) by the terms of this Agreement, the Purchase Contracts relating to such Certificate and the Pledge Agreement and the transferor shall be released from the obligations under this Agreement, the Purchase Contracts relating to the Certificates so transferred and the Pledge Agreement. The Company covenants and agrees, and each Holder of a Certificate, by its acceptance thereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

Section 5.2       Purchase Contract Adjustment Payments.

                  The Company shall pay, on each Payment Date, the Purchase Contract Adjustment Payments payable in respect of each Purchase Contract to the Person in whose name a Certificate (or one or more Predecessor Certificates) is registered at the close of business on the Record Date next preceding such Payment Date in such coin or currency of the United States as at the time of payment shall be legal tender for the payment of public and private debts. The Purchase Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in The City of New York maintained for that purpose or, at the option of the Company, by wire transfer or by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Corporate Units Register or Treasury Units Register.

                  Upon the occurrence of a Termination Event, the Company's obligation to pay Purchase Contract Adjustment Payments (including any accrued Purchase Contract Adjustment Payments) shall cease.

                  Each Certificate delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of (including as a result of a Collateral Substitution or the recreation of Corporate Units) any other Certificate shall carry the right to accrued and unpaid Purchase Contract Adjustment Payments, and the right to accrue Purchase Contract Adjustment Payments, which rights were carried by the Purchase Contracts relating to such other Certificates from the date of issuance to and excluding, the Purchase Contract Settlement Date, unless such Purchase Contracts have been settled earlier pursuant to this Agreement.

                  In the case of any Units with respect to which (1) Cash Settlement of the related Purchase Contract is effected on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, (2) Early Settlement of the related Purchase Contract is effected on an Early Settlement Date or (3) Merger Early Settlement of the related Purchase Contract is effected on a Merger Early Settlement Date, in each case, on a date that is after any Record Date and on or prior to the next succeeding Payment Date, Purchase Contract Adjustment Payments otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Cash Settlement, Early Settlement or Merger Early Settlement, as the case may be, and such Purchase Contract Adjustment Payments shall be paid to the Person in whose name the Certificate evidencing such Units (or one or more Predecessor Certificates) is registered at the close of business on such Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Units with respect to which Cash Settlement, Early Settlement or Merger Early Settlement of the related Purchase Contract is effected on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, an Early Settlement Date or a Merger Early Settlement Date, respectively, Purchase Contract Adjustment Payments that would otherwise be payable after the fifth Business Day preceding the Purchase Contract Settlement Date, after the Early Settlement Date or after the Merger Early Settlement Date, respectively, with respect to such Purchase Contract shall not be payable.

                  Promptly after the calculation of any adjustment to the Purchase Contract Adjustment Payments arising from a Reset Transaction, the Company shall give the Purchase Contract Agent notice thereof. All calculations and determinations of the Adjusted Purchase Contract Adjustment Payment Rate shall be made by the Company or its agent in good faith and the Purchase Contract Agent shall have no responsibility with respect thereto. The Purchase Contract Agent shall not at any time be under any duty or responsibility to any Holder of Units to determine whether any facts exist which may require any adjustment to the Purchase Contract Adjustment Payments, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same.

Section 5.3       Payment of Purchase Price; Remarketing.

         (a) Unless a Termination Event has occurred or a Holder has settled the related Purchase Contract through a Cash Settlement pursuant to Section 5.8, an Early Settlement pursuant to Section 5.9 or a Merger Early Settlement pursuant to Section 5.10, the settlement of the Purchase Contract relating to a Unit will be made by Remarketing in accordance with this Section 5.3.

         (b) The Company shall engage _______________, or another nationally recognized investment bank, to act as Remarketing Agent (the "Remarketing Agent") pursuant to the Remarketing Agreement to remarket (1) the Pledged Debt Securities comprising part of the Corporate Units, other than those Pledged Debt Securities of Holders that have elected not to participate in the Remarketing pursuant to Section 5.3(e) below, and (2) the Separated Debt Securities of holders of Separated Debt Securities that have elected to participate in the Remarketing pursuant to paragraph ___ of the Indenture Officers' Certificate and Section ___ of the Pledge Agreement (the Debt Securities described in clauses
(1) and (2) collectively being referred to as the "Remarketing Debt Securities") pursuant to the Remarketing Procedures.

                  On the seventh Business Day prior to the Initial Remarketing Date, the Company shall give notice of Remarketing in an Authorized Newspaper, including the specific U.S. Treasury security or securities (including the CUSIP number and/or the principal terms of such Treasury security or securities) that must be delivered by Holders of Corporate Units that elect not to participate in the Remarketing pursuant to Section 5.3(e) below, no later than 5:00 p.m. (New York City time) on the Election Date. Not later than 15 calendar days nor more than 30 calendar days prior to the Initial Remarketing Date, the Company shall request DTC (or any successor Depositary), to notify its Beneficial Owners or Depositary Participants holding Corporate Units or Separate Debt Securities of the impending Remarketing.

                  The Purchase Contract Agent shall notify, by 11:00 a.m. (New York City time), on the Business Day immediately preceding the Initial Remarketing Date, the Remarketing Agent, the Collateral Agent, the Trustee and the Company, by use of a notice substantially in the form of Exhibit G hereto, of the aggregate principal amount of Pledged Debt Securities of Corporate Unit Holders to be remarketed on the Initial Remarketing Date or Subsequent Remarketing Date, as applicable, and the Collateral Agent, pursuant to the Pledge Agreement, having separately notified the Remarketing Agent, the Trustee and the Company of the aggregate principal amount of Separated Debt Securities to be included on the Initial Remarketing Date or Subsequent Remarketing Date, as applicable, by 11:00 a.m. (New York City time), on the Business Day immediately preceding the Initial Remarketing Date, shall concurrently therewith, pursuant to the Pledge Agreement, deliver for Remarketing to the Remarketing Agent all Remarketing Debt Securities. Upon receipt of such notice from the Purchase Contract Agent and the Collateral Agent and such Remarketing Debt Securities from the Collateral Agent, the Remarketing Agent, pursuant to the Remarketing Agreement, will, use its commercially reasonable efforts to remarket such Remarketing Debt Securities on such date pursuant to the Remarketing Procedures and the Remarketing Agreement.

                  If there has been a Successful Initial Remarketing or a Successful Subsequent Remarketing, the Remarketing Agent will on the Remarketing Date of such Remarketing (i) deduct and retain for itself as the remarketing fee for itself an amount not exceeding [ ] basis points ([ ]%) of the principal amount of each remarketed Remarketing Debt Security (the "Remarketing Fee"),
(ii) use the remaining proceeds attributable to the Pledged Debt Securities from such Successful Remarketing to purchase the appropriate U.S. Treasury securities (the "Treasury Portfolio" and the related interest in the Treasury Portfolio applicable to a Corporate Unit, the "Treasury Portfolio Interest") with the CUSIP numbers, if any, selected by Remarketing Agent, described in clauses
(1)(i) and (2)(i) of the definition of Remarketing Value related to the Debt Securities of Holders of Corporate Units that were remarketed, (iii) if any Separated Debt Securities were remarketed, remit to the Collateral Agent, along with notification thereof, for payment to the holders of such Separated Debt Securities sold in the Remarketing the remaining proceeds from such Successful Remarketing equal to the amounts described in clauses (1)(ii) and (2)(ii) of the definition of Remarketing Value and (iv) if there then remains any proceeds from such Successful Remarketing, after the application of such proceeds as set forth in clauses (i) through (iii) above of this sentence, then remit, along with notification thereof, any such remaining proceeds to the Purchase Contract Agent for the benefit of holders of the remarketed Debt Securities and to the Collateral Agent for the benefit of the holders of such Separated Debt Securities, on a pro rata basis, provided, however, that if such Successful Remarketing is consummated after 4:30 p.m. (New York City time) on such Remarketing Date and, despite using its commercially reasonable efforts, the Remarketing Agent cannot cause the applications of the proceeds specified above to occur on such Remarketing Date, then the Remarketing Agent may make such applications and remittances on the next succeeding Business Day. Holders of Remarketing Debt Securities that are so remarketed will not otherwise be responsible for the payment of any remarketing fee or expenses in connection with the Remarketing. On the Remarketing Settlement Date, the Remarketing Agent shall deliver the Treasury Portfolio to the Collateral Agent. The Collateral Agent, for the benefit of the Company, will thereupon apply such Treasury Portfolio, in accordance with the Pledge Agreement, to secure such Holders' obligations under the Purchase Contracts.

                  In the event that all or any portion of the Pledged Treasury Portfolio Interest matures before the Purchase Contract Settlement Date, the Collateral Agent shall invest the proceeds therefrom in Permitted Investments in accordance with the Pledge Agreement. The Collateral Agent shall cause the Securities Intermediary to remit, on the Purchase Contract Settlement Date, a portion of the proceeds of the maturing Pledged Treasury Portfolio Interest and of the investment earnings from the related investment in Permitted Investments, in each case, in an amount equal to the Treasury Portfolio Return to the Purchase Contract Agent for the benefit of the Holders of the related Corporate Units when received. Without receiving any instruction from any such Holder of Corporate Units, the Collateral Agent shall apply, on the Purchase Contract Settlement Date, the proceeds of the maturing Pledged Treasury Portfolio Interest and of the investment earnings from the related investment in Permitted Investments in an aggregate amount equal to the aggregate Purchase Price applicable to such Corporate Units to satisfy in full such Holder's obligations to pay the Purchase Price to purchase the shares of Common Stock under the related Purchase Contracts on the Purchase Contract Settlement Date. In the event the sum of the proceeds from the related Pledged Treasury Portfolio Interest and the investment earnings from the related investment in Permitted Investments exceeds the sum of the related Treasury Portfolio Return and the aggregate Purchase Price of the Purchase Contracts being settled thereby, the Collateral Agent shall instruct the Securities Intermediary to distribute such excess, when received, to the Purchase Contract Agent for distribution to the Holders whose Purchase Contracts were settled with such proceeds, on a pro rata basis.

                  If, by 4:00 p.m. (New York City time), on the ninth Business Day preceding the Purchase Contract Settlement Date, the Remarketing Agent, despite using its commercially reasonable efforts, has been and is unable to remarket all of the Remarketing Debt Securities tendered for purchase at a price equal to at least the Remarketing Value, the Remarketing Agent shall Transfer to the Collateral Agent, along with notification thereof, by the sixth Business Day preceding the Purchase Contract Settlement Date, the Pledged Debt Securities that that were to be remarketed in the Initial or Subsequent Remarketing, whereupon the Collateral Agent shall, for the benefit of the Company, apply such Pledged Debt Securities, to secure the obligation of the related Holders of Corporate Units to purchase Common Stock under the related Purchase Contracts.

         (c) Unless a Termination Event has occurred or a Holder has settled the related Purchase Contract through a Cash Settlement, an Early Settlement or a Merger Early Settlement, or a Successful Initial Remarketing or a Successful Subsequent Remarketing has occurred, such Holder shall be deemed to have consented to the Remarketing of such Holder's Pledged Debt Securities in the Final Remarketing on the Final Remarketing Date. The Purchase Contract Agent, shall by 11:00 a.m. (New York City time), on the Business Day immediately preceding the Final Remarketing Date, notify the Remarketing Agent, the Collateral Agent, the Trustee and the Company, by use of a notice substantially in the form of Exhibit G hereto, of such event and of the aggregate principal amount of Pledged Debt Securities of Corporate Unit Holders to be remarketed on the Final Remarketing Date, whereupon the Collateral Agent, shall concurrently therewith, without any instruction from such Holder of Corporate Units with respect to their Pledged Debt Securities, transfer the Remarketing Debt Securities to the Remarketing Agent for Remarketing. Upon receiving such Remarketing Debt Securities, the Remarketing Agent, pursuant to the terms of the Remarketing Agreement, will use its commercially reasonable efforts to remarket such Remarketing Debt Securities on the Final Remarketing Date.

                  If a Successful Final Remarketing shall have occurred, the Remarketing Agent will on the Remarketing Date (i) deduct and retain for itself the Remarketing Fee, pursuant to the Remarketing Agreement, (ii) cause the remaining proceeds of the Remarketing with respect to the Pledged Debt Securities in an amount equal to the aggregate principal amount of such Debt Securities to be delivered to the Collateral Agent, on the Remarketing Settlement Date, (iii) if any Separated Debt Securities were remarketed, remit, along with notification thereof, to the Collateral Agent for payment to the holders of such Separated Debt Securities sold in the Remarketing the remaining proceeds from such Successful Remarketing attributable to the Separated Debt Securities in an amount equal to the principal amount of such Debt Securities and (iv) if there remains any proceeds from such Successful Remarketing, after the application of such proceeds as set forth in clauses (i) through (iv) of this sentence, then remit, along with notification thereof, such remaining proceeds to the Purchase Contract Agent for the benefit of the holders of the Pledged Debt Securities and to the Collateral Agent for the benefit of holders of Separated Debt Securities, on a pro rata basis, provided, however, that if such Successful Remarketing is consummated after 4:30 p.m. (New York City time) on such Remarketing Date and, despite using its commercially reasonable efforts, the Remarketing Agent cannot cause the applications of the proceeds specified above to occur on such Remarketing Date, then the Remarketing Agent may make such applications and remittances on the next succeeding Business Day. Holders of the Remarketing Debt Securities that are so remarketed will not otherwise be responsible for the payment of any remarketing fee or expenses in connection with the Remarketing. The Purchase Contract Agent shall give written directions to the Collateral Agent, and the Collateral Agent shall instruct the Securities Intermediary, to apply a portion of the Proceeds with respect to the Pledged Debt Securities from such Remarketing, on the Purchase Contract Settlement Date, equal to the aggregate principal amount of such Pledged Debt Securities to satisfy in full the obligations of such Holders of Corporate Units to pay the Purchase Price to purchase the shares of Common Stock under the related Purchase Contracts.

                  If, (1) by 4:00 p.m. (New York City time), on the Final Remarketing Date, despite using its commercially reasonable efforts, the Remarketing Agent cannot remarket the Debt Securities included in the Remarketing at a price equal to at least the Remarketing Value, or (2) the Remarketing Agent has determined that the Remarketing may not be consummated as contemplated herein and by the Remarketing Procedures under applicable law, the Remarketing will be deemed to have failed (a "Failed Remarketing"). If a Failed Remarketing occurs, the Remarketing Agent will, pursuant to the Remarketing Agreement, promptly advise the Trustee, the Purchase Contract Agent, the Collateral Agent, the Company and the Depositary that a Failed Remarketing has occurred. The Collateral Agent, under the Pledge Agreement and for the benefit, and on behalf, of the Company, may exercise its rights as a secured party with respect to such Pledged Debt Securities, including those actions specified in paragraph (d) below; provided that, if upon a Failed Remarketing, the Collateral Agent exercises such rights for the benefit of the Company with respect to such Pledged Debt Securities, any accumulated and unpaid interest on such Debt Securities will become payable by the Company to the Purchase Contract Agent for payment to the Holders of the Corporate Units to which such Pledged Debt Securities relate. Such payment will be made by the Company on or prior to 11:00 a.m. (New York City time), on the Purchase Contract Settlement Date in lawful money of the United States by certified or cashiers' check or wire transfer in immediately available funds payable to or upon the order of the Purchase Contract Agent. The Company will cause a notice of any Failed Remarketing to be sent to the holders of all Debt Securities and to be published in an Authorized Newspaper, in each case, no later than on the Business Day immediately preceding the Purchase Contract Settlement Date.

         (d) With respect to any Pledged Debt Securities which are subject of a Failed Remarketing, the Collateral Agent, for the benefit of the Company, and upon written direction of the Company as provided in the Pledge Agreement, reserves all of its rights as a secured party with respect thereto and, subject to applicable law and paragraph (e) below, may (i) retain such Debt Securities in full satisfaction of the Holders' obligations under the related Purchase Contracts or (ii) sell such Debt Securities in one or more public or private sales.

         (e) A Holder of Corporate Units may elect not to participate in the Remarketing by creating Treasury Units by notifying the Purchase Contract Agent of such election and complying with the procedures for creating Treasury Units set forth in Section 3.13 until 5:00 p.m. (New York City time) on the Election Date. A Holder that does not so create Treasury Units by delivering the Treasury Security or Treasury Securities pursuant to this paragraph and Section 3.13 shall be deemed to have elected to participate in any Remarketing.

         (f) In the event that all or any portion of the Pledged Treasury Securities of Treasury Units matures before the Purchase Contract Settlement Date, the Collateral Agent shall invest the proceeds therefrom in Permitted Investments in accordance with the Pledge Agreement.

                  Without receiving any instruction from any such Holder of Treasury Units, the Collateral Agent shall apply, on the Purchase Contract Settlement Date, the proceeds of the maturing Pledged Treasury Securities and of the investment earnings from the related investment in Permitted Investments, in each case, in an amount equal to the aggregate Purchase Price applicable to such Treasury Units to satisfy in full such Holder's obligations to pay the Purchase Price to purchase the shares of Common Stock under the related Purchase Contracts on the Purchase Contract Settlement Date.

                  In the event the sum of the proceeds from the related Pledged Treasury Securities and the investment earnings from the related investment in Permitted Investments exceeds the aggregate Purchase Price of the Purchase Contracts being settled thereby, the Collateral Agent shall instruct the Securities Intermediary to distribute such excess, when received, to the Purchase Contract Agent for distribution to the Holders whose Purchase Contracts were settled with such proceeds, on a pro rata basis.

         (g) Any distributions to Holders of excess funds and interest described in paragraphs (b), (c) and (f) above shall be payable at the office of the Purchase Contract Agent in The City of New York maintained for that purpose or, at the option of the Holder, or the holder of Separated Debt Securities, as applicable, by check mailed to the address of the Person entitled thereto at such address as it appears on the Register or by wire transfer to an account specified by the Holder, or the holder of Separated Debt Securities, as applicable.

         (h) The obligations of each Holder to pay the Purchase Price are non-recourse obligations and except to the extent paid by Cash Settlement, Early Settlement or Merger Early Settlement, are payable solely out of the proceeds of any Collateral pledged to secure the obligations of the Holders, and in no event shall Holders be liable for any deficiency between such payments and the Purchase Price.

         (i) Notwithstanding anything to the contrary herein, the Company shall not be obligated to issue any Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder of the related Units unless the Company shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder by such Holder in the manner herein set forth, which payment, in the case of Corporate Units upon the occurrence of a Failed Remarketing, shall occur by the resale of Pledged Debt Securities or foreclosure on and retention of such Pledged Debt Securities.

Section 5.4       Issuance of Shares of Common Stock.

         (a) Unless a Termination Event shall have occurred on or prior to the Purchase Contract Settlement Date, the applicable Early Settlement Date or the Merger Early Settlement Date, upon its receipt of payment in full of the Purchase Price for the shares of Common Stock purchased by Holders pursuant to the provisions of this Article and subject to Section 5.5(b), the Company shall issue and deposit with the Company's transfer agent and registrar for its Common Stock (the "Common Stock Transfer Agent"), for the benefit of the Holders of the Outstanding Units, one or more certificates representing the newly issued shares of Common Stock registered in the name of the Purchase Contract Agent (or its nominee) as custodian for the Holders (such certificates for shares of Common Stock, together with any dividends or distributions for which a record date and payment date for such dividend or distribution has occurred after the applicable Early Settlement Date, the Merger Early Settlement Date or the Purchase Contract Settlement Date, as the case may be, being hereinafter referred to as the "Purchase Contract Settlement Fund") to which the Holders are entitled hereunder. The Company shall furnish to the Purchase Contract Agent the name and address of the Common Stock Transfer Agent and of any change thereof.

         (b) Upon surrender of a Certificate to the Purchase Contract Agent on or after the applicable Early Settlement Date, the Merger Early Settlement Date or the Purchase Contract Settlement Date, as the case may be, together with settlement instructions thereon duly completed and executed, the Holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Common Stock which such Holder is entitled to receive pursuant to the provisions of this Article Five (after taking into account all Units then held by such Holder), together with cash in lieu of fractional shares as provided in Section 5.12 and any dividends or distributions with respect to such shares constituting part of the Purchase Contract Settlement Fund, but without any interest thereon (or, if such Certificate is not surrendered to the Purchase Contract Agent; or if no such instructions are given to the Purchase Contract Agent by the Holder, the Common Stock Agent shall hold such certificate representing shares of Common Stock, and the Purchase Contract Agent shall hold such cash in lieu of fractional shares and dividends or distributions, as applicable, in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder until the expiration of the time period specified in the abandoned property laws of the relevant state, following which the Purchase Contract Agent shall cause such cash to be delivered to such Holders), and the Certificate so surrendered shall forthwith be cancelled. Such shares shall be registered by the Common Stock Transfer Agent in the Company's register for its Common Stock and in accordance with its customary procedures for issuance of such Common Stock, in the name of the Holder or the Holder's designee as specified in the settlement instructions provided by the Holder to the Purchase Contract Agent and forwarded by the Purchase Contract Agent to the Common Stock Transfer Agent. If any shares of Common Stock issued in respect of a Purchase Contract are to be registered to a Person other than the Person in whose name the Certificate evidencing such Purchase Contract is registered, no such registration shall be made unless the Person requesting such registration has paid any transfer and other taxes required by reason of such registration in a name other than that of the registered Holder of the Certificate evidencing such Purchase Contract or has established to the satisfaction of the Company that such tax either has been paid or is not payable.

Section 5.5       Adjustment of Settlement Rate and Early Settlement Rate.

         (a) Adjustments for Dividends, Distributions, Stock Splits, Etc.

                  (1) In case the Company shall pay or make a dividend or other distribution on the Common Stock in Common Stock, the Settlement Rate in effect or the Early Settlement Rate, as applicable, in effect at the opening of business on the Business Day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be increased by dividing such Settlement Rate by a fraction of which:

                           (i) the numerator shall be the number of shares of
                  Common Stock outstanding at the close of business on the date fixed for such determination; and

                           (ii) the denominator shall be the sum of such number
                  of shares and the total number of shares constituting such dividend or other distribution,

         such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  (2) In case the Company shall issue rights, options or warrants to all holders of Common Stock (not being available on an equivalent basis to Holders of the Units upon settlement of the Purchase Contracts relating to such Units) entitling them, for a period expiring within 45 days after the record date for the determination of shareholders entitled to receive such rights, options or warrants, to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of Common Stock on the date fixed for the determination of shareholders entitled to receive such rights, options or warrants (other than pursuant to a dividend reinvestment plan), the Settlement Rate or the Early Settlement Rate, as applicable, in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Settlement Rate or the Early Settlement Rate, as applicable, by a fraction of which:

                           (i) the numerator shall be the number of shares of
                  Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price; and

                           (ii) the denominator shall be the number of shares of
                  Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase,

         such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not issue any such rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.


                  (3) In case outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the Settlement Rate or the Early Settlement Rate, as applicable, in effect at the opening of business on the day following the day upon which such subdivision or split becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Settlement Rate or the Early Settlement Rate, as applicable, in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

                  (4) In case the Company shall, by dividend or otherwise, distribute to all holders of Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights, options or warrants referred to in paragraph (2) of this Section 5.5(a), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in paragraph (1) of this Section 5.5(a)), the Settlement Rate or the Early Settlement Rate, as applicable, in effect, shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate or the Early Settlement Rate, as applicable, in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution by a fraction of which:

                           (i) the numerator shall be the Current Market Price
                  per share of Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock; and

                           (ii) the denominator shall be such Current Market
                  Price per share of Common Stock,

         such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such distribution. In any case in which this paragraph (4) is applicable, paragraph (2) of this Section 5.5(a) shall not be applicable.

                  (5) In case the Company shall, by dividend or otherwise, distribute to all holders of Common Stock (I) cash (excluding any cash that is distributed in a Reorganization Event to which Section 5.5(b) applies or as part of a distribution referred to in paragraph (4) of this Section 5.5(a)) in an aggregate amount that, combined together with the aggregate amount of any other distributions to all holders of Common Stock made exclusively in cash (other than in connection with a Reorganization Event) within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (5) or paragraph (6) of this Section has been made and (II) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender or exchange offer by the Company or any of its subsidiaries for all or any portion of Common Stock concluded within the 12 months preceding the date of payment of the distribution described in Clause (I) above and in respect of which no adjustment pursuant to this paragraph (5) or paragraph (4) or paragraph
         (6) of this Section 5.5(a) has been made, exceeds 15% of the product of the Current Market Price per share of Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date for determination, the Settlement Rate or Early Settlement Rate, as applicable, in effect, shall be increased so that the same shall equal the rate determined by dividing the Settlement Rate or Early Settlement Rate, as applicable, in effect immediately prior to the close of business on the date fixed for determination of the shareholders entitled to receive such distribution by a fraction of which:

                           (i) the numerator shall be equal to the Current
                  Market Price per share of the Common Stock on the date fixed for such determination less an amount equal to the quotient of
                  (x) the combined amount distributed or payable in the transactions described in clauses (I) and (II) above divided by (y) the number of shares of Common Stock outstanding on such date for determination; and

                           (ii) the denominator shall be equal to the Current
                  Market Price per share of Common Stock on such date for determination.

                  (6) In case a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to shareholders (based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares) of (I) an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer, by the Company or any subsidiary of the Company for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (5) of this Section 5.5(a) or this paragraph (6) has been made, and (II) the aggregate amount of any distributions to all holders of Common Stock made exclusively in cash within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (5) of this Section 5.5(a) or this paragraph (6) has been made, exceeds 15% of the product of the Current Market Price per share of Common Stock as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Settlement Rate or Early Settlement Rate, as applicable, in effect, shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate or Early Settlement Rate, as applicable, in effect immediately prior to the close of business on the date of the Expiration Time by a fraction of which:

                           (i) the numerator shall be equal to (A) the product
                  of (1) the Current Market Price per share of Common Stock on the date of the Expiration Time and (2) the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time less (B) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the transactions described in clauses (I) and (II) above (assuming in the case of clause (I) the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares); and

                           (ii) the denominator shall be equal to the product of
                  (A) the Current Market Price per share of Common Stock as of the Expiration Time and (B) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares").

                  (7) The reclassification of Common Stock into securities including securities other than Common Stock (other than any reclassification upon a Reorganization Event to which Section 5.5(b) applies) shall be deemed to involve:

                           (i) a distribution of such securities other than
                  Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of shareholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of paragraph (4) of this
                  Section 5.5(a)); and

                           (ii) a subdivision, split or combination, as the case
                  may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision or split becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision, split or combination becomes effective" within the meaning of paragraph (3) of this Section 5.5(a)).

                  (8) The "Current Market Price" per share of Common Stock on any day means the average of the daily Closing Prices for the five consecutive Trading Days selected by the Company commencing not more than 30 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex date" with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "ex date", when used with respect to any issuance or distribution, shall mean the first date on which the Common Stock trades regular way on such exchange or in such market without the right to receive such issuance or distribution.

                  (9) All adjustments to the Settlement Rate or the Early Settlement Rate, as applicable, shall be calculated to the nearest 1/10,000th of a share of Common Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). No adjustment in the Settlement Rate or the Early Settlement Rate, as applicable, shall be required unless such adjustment would require an increase or decrease of at least one percent thereof; provided, however, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Settlement Rate or the Early Settlement Rate, as applicable, pursuant to paragraph (1), (2), (3), (4), (5), (6), (7) or (10) of this Section
         5.5(a), an adjustment shall also be made to the Applicable Closing Price solely to determine which of clauses (1), (2) or (3) of the definition of Settlement Rate or the Early Settlement Rate, as applicable, in Section 5.1 will apply on the Purchase Contract Settlement Date. Such adjustment shall be made by multiplying the Applicable Closing Price by a fraction of which the numerator shall be the Settlement Rate or the Early Settlement Rate, as applicable, in effect immediately after such adjustment pursuant to paragraph (1),
         (2), (3), (4), (5), (6), (7) or (10) of this Section 5.5(a) and the denominator shall be the Settlement Rate or the Early Settlement Rate, as applicable, in effect immediately before such adjustment; provided, however, that if such adjustment to the Settlement Rate or the Early Settlement Rate, as applicable, in effect, is required to be made pursuant to the occurrence of any of the events contemplated by paragraph (1), (2), (3), (4), (5), (7) or (10) of this Section 5.5(a)
         during the period taken into consideration for determining the Applicable Closing Price, appropriate and customary adjustments shall be made to the Settlement Rate or the Early Settlement Rate, as applicable.

                  (10) The Company may make such increases in the Settlement Rate or the Early Settlement Rate, as applicable, in addition to those required by this Section 5.5(a), as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights, options or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reason.

         (b) Adjustment for Consolidation, Merger or Other Reorganization Event.

                                 In the event of:

                           (i) any consolidation or merger of the Company with
                  or into another Person (other than a merger or consolidation in which the Company is the continuing corporation and in which the shares of Common Stock outstanding immediately prior to the merger or consolidation are not exchanged for cash, securities or other property of the Company or another corporation);

                           (ii) any sale, transfer, lease or conveyance to
                  another Person of the property of the Company as an entirety or substantially as an entirety;

                           (iii) any statutory exchange of securities of the
                  Company with another Person (other than in connection with a merger or acquisition); or

                           (iv) any liquidation, dissolution or winding up of
                  the Company other than as a result of or after the occurrence of a Termination Event (any such event, a "Reorganization Event"),

the Settlement Rate or Early Settlement Rate, as applicable, in effect, will be adjusted to provide that each Holder of Units will receive on the Purchase Contract Settlement Date with respect to each Purchase Contract forming a part thereof, the kind and amount of securities, cash and other property receivable upon such Reorganization Event (without any interest thereon, and without any right to dividends or distribution thereon which have a record date that is prior to the Purchase Contract Settlement Date) by a Holder of the number of shares of Common Stock issuable on account of each Purchase Contract if the Purchase Contract Settlement Date had occurred immediately prior to such Reorganization Event, assuming such Holder of Common Stock is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a "Constituent Person"), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Common Stock held by Affiliates of the Company and non-Affiliates and such Holder failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Reorganization Event (provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such Reorganization Event by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares).

                  In the event of such a Reorganization Event, the Person formed by such consolidation, merger or exchange or the Person which acquires the assets of the Company or, in the event of a liquidation, dissolution or winding up of the Company, the Company or a liquidating trust created in connection therewith, shall execute and deliver to the Purchase Contract Agent an agreement supplemental hereto providing that the Holders of each Outstanding Unit shall have the rights provided by this Section 5.5(b). Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The above provisions of this Section shall similarly apply to successive Reorganization Events.

         (c) All calculations and determinations pursuant to this Section 5.5 shall be made by the Company or its agent and the Purchase Contract Agent shall have no responsibility with respect thereto.

Section 5.6       Notice of Adjustments and Certain Other Events.
                  ----------------------------------------------

         (a) Whenever the Settlement Rate or Early Settlement Rate, as applicable, and the Applicable Closing Price are adjusted as herein provided, the Company shall:

                           (i) forthwith compute the adjusted Settlement Rate or
                  Early Settlement Rate, as applicable and Applicable Closing Price in accordance with Section 5.5 and prepare and transmit to the Purchase Contract Agent an Officers' Certificate setting forth the Settlement Rate or Early Settlement Rate, as applicable and the Applicable Closing Price, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and

                           (ii) within 10 Business Days following the occurrence
                  of an event that requires an adjustment to the Settlement Rate or Early Settlement Rate, as applicable and the Applicable Closing Price pursuant to Section 5.5 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide a written notice to the Holders of the Units of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the Settlement Rate then or Early Settlement Rate, as applicable and the Applicable Closing Price was determined and setting forth the adjusted Settlement Rate or Early Settlement Rate, as applicable and Applicable Closing Price.

         (b) The Purchase Contract Agent shall not at any time be under any duty or responsibility to any Holder of Units to determine whether any facts exist which may require any adjustment of the Settlement Rate or Early Settlement Rate, as applicable or the Applicable Closing Price, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Purchase Contract Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at the time be issued or delivered with respect to any Purchase Contract; and the Purchase Contract Agent makes no representation with respect thereto. The Purchase Contract Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to a Purchase Contract or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article.

Section 5.7       Termination Event; Notice.

                  The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive, and the obligations of the Company to pay, Purchase Contract Adjustment Payments and the rights and obligations of Holders to purchase shares of Common Stock, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon and after the occurrence of a Termination Event, the Units shall thereafter represent the right to receive the Debt Securities or Treasury Portfolio Interest forming a part of such Units in the case of Corporate Units, or Treasury Securities in the case of Treasury Units, in accordance with the provisions of Section 5.4 of the Pledge Agreement. Upon the occurrence of a Termination Event, the Company shall promptly, but in no event later than two Business Days thereafter, give written notice to the Purchase Contract Agent and the Collateral Agent and shall cause written notice thereof to be given to the Holders, at their addresses as they appear in the Register.

Section 5.8       Cash Settlement.

         (a) (i) Unless a Holder has effected an Early Settlement pursuant to
Section 5.9 or a Merger Early Settlement pursuant to Section 5.10, a Termination Event shall have occurred pursuant to Section 5.7 or a Successful Remarketing shall have occurred, Holders of Corporate Units may settle their Purchase Contracts in cash by delivering to the Purchase Contract Agent a notice in substantially the form of Exhibit F hereto regarding its intention to pay in cash ("Cash Settlement") the Purchase Price for the shares of Common Stock to be purchased pursuant to the related Purchase Contract; provided that such notice must be given by 11:00 a.m. (New York City time) on the sixth Business Day immediately preceding the Purchase Contract Settlement Date.

                           (ii) A Holder of a Corporate Unit who has so notified
                  the Purchase Contract Agent of its intention to make a Cash Settlement in accordance with paragraph (a) (i) above shall pay the Purchase Price to the Securities Intermediary for deposit in the Collateral Account prior to 11:00 a.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date in lawful money of the United States by certified or cashiers' check or wire transfer, in each case in immediately available funds payable to or upon the order of the Securities Intermediary and the Securities Intermediary shall instruct the Collateral Agent to release to the Purchase Contract Agent the Pledged Debt Securities, for delivery to the Holders of the related Corporate Units who have complied with this Section. Any cash received by the Collateral Agent shall be invested promptly by the Securities Intermediary in Permitted Investments and paid to the Company on the Purchase Contract Settlement Date in settlement of the Purchase Contract in accordance with the terms of this Agreement and the Pledge Agreement. Any funds received by the Securities Intermediary in respect of the investment earnings from the investment in such Permitted Investments shall be distributed to the Purchase Contract Agent when received for payment, on a pro rata basis based on the number of Corporate Units formerly held by such Holder, to the Holders of the related Corporate Units on the Purchase Contract Settlement Date.

                           (iii) If a Holder of a Corporate Unit fails to notify
                  the Purchase Contract Agent of its intention to make a Cash Settlement in accordance with paragraph (a)(i) above, or notifies the Purchase Contract Agent as provided in paragraph
                  (a)(i) above of its intention to pay the Purchase Price in cash but fails to make such payment as required by paragraph
                  (a)(ii) above, such Holder shall be deemed to have consented
                  (A) to the disposition of the Pledged Debt Securities on the third Business Day prior to the Purchase Contract Settlement Date pursuant to the Final Remarketing as described in Section
                  5.3 or, (B) if a Failed Remarketing occurs, to the Collateral Agent, for the benefit of the Company, and upon written direction of the Company as provided in the Pledge Agreement, exercising all of its rights as a secured party with respect to any Pledged Debt Securities under the Pledge Agreement and, subject to applicable law and Section 5.3(i), by either (i) retaining such Debt Securities in full satisfaction of such Holder's obligations under the related Purchase Contracts or
                  (ii) selling such Debt Securities in one or more public or private sales.

                           (iv) By 11:00 a.m. (New York City time), on the
                  fourth Business Day immediately preceding the Purchase Contract Settlement Date, the Purchase Contract Agent, based on notices received by the Purchase Contract Agent pursuant to
                  Section 5.8(a)(i) hereof and notice from the Securities Intermediary regarding cash received by it prior to such time, shall notify the Remarketing Agent, the Collateral Agent, the Trustee and the Company, by use of a notice substantially in the form of Exhibit G hereto, of the aggregate principal amount of Pledged Debt Securities to be remarketed on the Final Remarketing Date in accordance with the procedures set forth in Section 5.3(c).

         (b) (i) Unless a Holder of a Treasury Unit has effected an Early Settlement of the related Purchase Contract in the manner described in Section
5.9 or a Merger Early Settlement of the related Purchase Contract in the manner described in Section 5.10, a Termination Event shall have occurred pursuant to
Section 5.7 or a Successful Remarketing shall have occurred, Holders of Treasury Units may settle their Purchase Contracts in cash by delivering to each Holder of a Treasury Unit who intends to pay in cash to satisfy such Holder's obligation under the Purchase Contract shall notify the Purchase Contract Agent by use of a notice in substantially the form of Exhibit F hereto regarding its intention to pay in cash the Purchase Price for the shares of Common Stock to be purchased pursuant to the related Purchase Contract. To settle its Purchase Contracts in cash pursuant to this Section, such notice must be given prior to 5:00 p.m. (New York City time), on the second Business Day immediately preceding the Purchase Contract Settlement Date. Prior to 11:00 a.m. (New York City time), on the next succeeding Business Day, the Purchase Contract Agent shall notify the Collateral Agent of the receipt of such notices from such Holders intending to make a Cash Settlement.

                           (ii) A Holder of a Treasury Unit who has so notified
                  the Purchase Contract Agent of its intention to make a Cash Settlement in accordance with paragraph (b)(i) above shall pay the Purchase Price to the Securities Intermediary for deposit in the Collateral Account prior to 11:00 a.m. (New York City time), on the Business Day immediately preceding the Purchase Contract Settlement Date in lawful money of the United States by certified or cashiers' check or wire transfer, in each case, in immediately available funds payable to or upon the order of the Securities Intermediary and the Securities Intermediary shall instruct the Collateral Agent to release to the Purchase Contract Agent the Pledged Treasury Securities for delivery to the Holders of the related Treasury Units who have complied with this Section. Any cash received by the Collateral Agent shall be invested promptly by the Securities Intermediary in Permitted Investments and paid to the Company on the Purchase Contract Settlement Date in settlement of the Purchase Contract in accordance with the terms of this Agreement and the Pledge Agreement. Any funds received by the Securities Intermediary in respect of the investment earnings from the investment in such Permitted Investments shall be distributed to the Purchase Contract Agent when received for payment to the Holder of the related Treasury Units on the Purchase Contract Settlement Date.

                           (iii) If a Holder of a Treasury Unit fails to notify
                  the Purchase Contract Agent of its intention to make a Cash Settlement in accordance with paragraph (b)(i) above, or does notify the Purchase Contract Agent as provided in paragraph
                  (b)(i) above of its intention to pay the Purchase Price in cash but fails to make such payment as required by paragraph
                  (b)(ii) above, then upon the maturity of the Pledged Treasury Securities held by the Securities Intermediary, the principal amount of the Treasury Securities received by the Securities Intermediary shall be invested promptly in Permitted Investments. On the Purchase Contract Settlement Date, an amount equal to the Purchase Price shall be remitted to the Company as payment thereof without receiving any instructions from the Holder of the related Treasury Units. In the event the sum of the Proceeds from the related Pledged Treasury Securities and the investment earnings earned from such investments is in excess of the aggregate Purchase Price of the Purchase Contracts being settled thereby, the Collateral Agent shall cause the Securities Intermediary to distribute such excess to the Purchase Contract Agent for the benefit of the Holder of the related Treasury Units when received.

         (c) Upon Cash Settlement of any Purchase Contract:

                           (i) the Collateral Agent will in accordance with the
                  terms of the Pledge Agreement cause the Pledged Debt Securities or the Pledged Treasury Securities, as the case may be, relating to the relevant Units to be released from the Pledge, free and clear of any security interest of the Company, and transferred to the Purchase Contract Agent for delivery to the Holder thereof or its designee as soon as practicable;

                           (ii) subject to the receipt thereof, the Purchase
                  Contract Agent shall, by book-entry transfer or other appropriate procedures, in accordance with written instructions provided by the Holder thereof, transfer such Debt Securities or such Treasury Securities, as the case may be (or, if no such instructions are given to the Purchase Contract Agent by the Holder, the Purchase Contract Agent shall hold such Debt Securities or such Treasury Securities, as the case may be, and any interest payment thereon, in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder until the expiration of the time period specified in the abandoned property laws of the relevant State) and, in connection with such Debt Securities, the Purchase Contract Agent shall have no responsibility to vote or take any other consensual action with respect thereto; and

                           (iii) the Company shall cause the number of shares of
                  Common Stock issuable upon Cash Settlement of the related Purchase Contracts pursuant to Section 5.4, together with any payment in lieu of any fraction of a share, as provided in
                  Section 5.12, to the Holder which has exercised its right to Cash Settlement, in accordance with Section 5.4.

Section 5.9       Early Settlement.

         (a) Unless a Holder has effected a Merger Early Settlement of the related Purchase Contract pursuant to Section 5.10 or a Termination Event shall have occurred pursuant to Section 5.7, subject to and upon compliance with the provisions of this Section 5.9, at the option of the Holder thereof, Purchase Contracts relating to Units may be settled early ("Early Settlement") on or prior to the Election Date. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts, the Holder of the Certificate evidencing Units shall deliver such Certificate to the Purchase Contract Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early on the reverse thereof duly completed and accompanied by payment (payable to the Company in immediately available funds) in an amount (the "Early Settlement Amount") equal to:

                  (1) the product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement; plus

                  (2) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date next preceding any Payment Date to the opening of business on such Payment Date, an amount equal to the Purchase Contract Adjustment Payments payable on such Payment Date with respect to such Purchase Contracts.

                  Except as provided in the immediately preceding sentence and subject to the last paragraph of Section 5.2, no payment shall be made upon Early Settlement of any Purchase Contract on account of any Purchase Contract Adjustment Payments accrued on such Purchase Contract or on account of any dividends on the Common Stock issued upon such Early Settlement. If the foregoing requirements are first satisfied with respect to Purchase Contracts relating to any Units at or prior to 5:00 p.m. (New York City time), on a Business Day, such day shall be the "Early Settlement Date" with respect to such Units and if such requirements are first satisfied after 5:00 p.m. (New York City time), on a Business Day or on a day that is not a Business Day, the "Early Settlement Date" with respect to such Units shall be the next succeeding Business Day.

                  Upon the receipt of such Certificate and Early Settlement Amount from the Holder, the Purchase Contract Agent shall pay to the Company such Early Settlement Amount, the receipt of which payment the Company shall confirm in writing. The Purchase Contract Agent shall then, in accordance with
Section 5.6 of the Pledge Agreement, notify the Collateral Agent that (A) such Holder has elected to effect an Early Settlement, which notice shall set forth the number of such Purchase Contracts as to which such Holder has elected to effect Early Settlement, (B) the Purchase Contract Agent has received from such Holder, and paid to the Company as confirmed in writing by the Company, the related Early Settlement Amount and (C) all conditions to such Early Settlement have been satisfied.

         (b) Upon Early Settlement of Purchase Contracts by a Holder of the related Units, the Company shall issue, and the Holder shall be entitled to receive, 3.0084 shares of Common Stock, subject to adjustment in the same manner and at the same time as the Settlement Rate is adjusted pursuant to Section 5.5, on account of each Purchase Contract as to which Early Settlement is effected (the "Early Settlement Rate").

         (c) No later than the third Business Day after the applicable Early Settlement Date, the Company shall cause:

                  (1) the shares of Common Stock issuable upon Early Settlement of the related Purchase Contracts to be issued and delivered pursuant to Section 5.4, together with payment in lieu of any fraction of a share, as provided in Section 5.12; and

                  (2) the related Debt Securities, in the case of Corporate Units, or the related Treasury Securities, in the case of Treasury Units, to be released from the Pledge by the Collateral Agent and transferred, in each case, to the Purchase Contract Agent for delivery to the Holder thereof or its designee.

         (d) Upon Early Settlement of any Purchase Contracts, and subject to receipt by the Common Stock Transfer Agent of shares of Common Stock from the Company and receipt by the Purchase Contract Agent of the related Debt Securities, or Treasury Securities, as the case may be, from the Securities Intermediary, as applicable, the Common Stock Transfer Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Units as forwarded by the Purchase Contract Agent to the Common Stock Transfer Agent, deliver to such Holder a certificate or certificates for the full number of shares of Common Stock issuable upon such Early Settlement of the related Purchase Contract, pursuant to Section 5.4 and the Purchase Contract Agent shall transfer to such Holder the related Debt Securities or Treasury Securities, as the case may be, forming a part of such Units.

         (e) In the event that Early Settlement is effected with respect to Purchase Contracts relating to less than all the Units evidenced by a Certificate, upon such Early Settlement the Company shall execute and the Purchase Contract Agent shall execute on behalf of the Holder, authenticate and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Units as to which Early Settlement was not effected.

         (f) Notwithstanding anything to the contrary contained herein, Holders may make effect Early Settlement of Treasury Units only in integral multiples of 20 Treasury Units.

Section 5.10      Early Settlement Upon Merger.

         (a) In the event of a merger or consolidation of the Company (which for purposes of this Section 5.10 includes any successor company pursuant to a Cash Merger (as defined below)) in which the Common Stock outstanding immediately prior to such merger or consolidation is exchanged for consideration consisting of at least 30% cash or cash equivalents (any such event a "Cash Merger" and the date on which the Cash Merger takes place being referred to as a "Cash Merger Date"), then the Company (or the successor to the Company hereunder) shall be required to offer the Holder of each Outstanding Units the right to settle the Purchase Contract relating to such Units prior to the Purchase Contract Settlement Date (such early settlement, "Merger Early Settlement") as provided herein. On or before the fifth Business Day after the consummation of a Cash Merger, the Company or, at the request and expense of the Company, the Purchase Contract Agent, shall give all Holders notice of the occurrence of the Cash Merger and of the right of Merger Early Settlement arising as a result thereof. The Company shall also deliver a copy of such notice to the Purchase Contract Agent and the Collateral Agent.

                  Each such notice shall contain:

                           (i) the date, which shall be not less than 20
                  Business Days nor more than 30 Business Days after the date of such notice, on which the Merger Early Settlement may be effected (the "Merger Early Settlement Date");

                           (ii) the date, which shall be three Business Days
                  prior to the Merger Early Settlement Date, by which the Merger Early Settlement right must be exercised by notice by the Holders to the Purchase Contract Agent and the Company;

                           (iii) the Settlement Rate in effect as a result of
                  such Cash Merger and the kind and amount of securities, cash and other property receivable by the Holder upon settlement of each Purchase Contract pursuant to Section 5.5(b);

                           (iv) a statement to the effect that all or a portion
                  of the Purchase Price payable by the Holder to settle the Purchase Contract will be offset against the amount of cash so receivable upon exercise of Merger Early Settlement, as applicable; and

                           (v) the instructions a Holder must follow to exercise
                  the Merger Early Settlement right.

         (b) To exercise a Merger Early Settlement right, a Holder must (i) deliver to the Purchase Contract Agent at the Corporate Trust Office at least three Business Days before the Merger Settlement Date, at 5:00 p.m. (New York City time), the Certificate(s) evidencing the Units with respect to which the Merger Early Settlement right is being exercised, duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early on the reverse thereof duly completed and (ii) make payment (payable to the Company in immediately available funds in an amount equal to the Early Settlement Amount less the amount of cash that otherwise would be deliverable by the Company upon settlement of the Purchase Contract in lieu of Common Stock pursuant to Section 5.5(b) and as described in the notice to Holders (the "Merger Early Settlement Amount").

         (c) On the Merger Early Settlement Date, the Company shall cause to be delivered (i) the net cash, securities and other property to be received by such exercising Holder, equal to the Settlement Rate as adjusted pursuant to Section 5.5, in respect of the number of Purchase Contracts for which such Merger Early Settlement right was exercised pursuant to the applicable instructions contained in Section 5.4(b), (ii) the Company shall cause the number of shares of Common Stock issuable upon Merger Early Settlement, if any, of the related Purchase Contracts pursuant to Section 5.4, together with any payment in lieu of any fraction of a share, as provided in Section 5.12, to the Holder which has exercised its right to Cash Settlement, in accordance with Section 5.4 and (iii) the related Pledged Debt Securities, or if substituted therefore, the Pledged Treasury Portfolio Interest, in the case of Corporate Units, or Pledged Treasury Securities, in the case of Treasury Units, to be released from the Pledge by the Collateral Agent and transferred, in each case, to the Purchase Contract Agent for delivery to the Holder thereof or its designee. In the event a Merger Early Settlement right shall be exercised by a Holder in accordance with the terms hereof, all references herein to Purchase Contract Settlement Date shall be deemed to refer to such Merger Early Settlement Date.

         (d) Upon Merger Early Settlement of any Purchase Contracts, and subject to receipt of such net cash, securities or other property from the Company and the Pledged Debt Securities, Pledged Treasury Portfolio Interest or Pledged Treasury Securities, as the case may be, from the Collateral Agent, the Purchase Contract Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Units, (i) transfer to the Holder the Pledged Debt Securities, Pledged Treasury Portfolio Interest or Pledged Treasury Securities, as the case may be, forming a part of such Units, and (ii) deliver to the Holder such net cash, securities or other property issuable upon such Merger Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.12.

         (e) In the event that Merger Early Settlement is effected with respect to Purchase Contracts relating to less than all the Units evidenced by a Certificate, upon such Merger Early Settlement the Company (or the successor to the Company hereunder) shall execute and the Purchase Contract Agent shall authenticate, countersign and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Units as to which Merger Early Settlement was not effected.

         (f) Notwithstanding anything to the contrary contained herein, Holders may effect Merger Early Settlement of Units only in integral multiples of 20 Corporate Units or 20 Treasury Units.

Section 5.11      Optional Remarketing.

                  Pursuant to the Indenture and the Remarketing Agreement, holders of Separated Debt Securities may elect to have such Separated Debt Security remarketed if such holder, on or prior to 5:00 p.m. (New York City time) on the Election Date, delivers (a) to the Trustee and the Collateral Agent a notice of that election, substantially in the form of Exhibit __ of the Indenture Officers' Certificate and Exhibit __ of the Pledge Agreement, respectively, specifying the aggregate principal amount of Debt Securities to be remarketed, and (b) such Separated Debt Securities, by book-entry transfer or other appropriate procedures, to the Collateral Agent for Remarketing, in each case, pursuant to the Indenture. Once the holder of such Separated Debt Securities delivers such notice and Separated Debt Securities as specified in the preceding sentence, such election may not be withdrawn and may not be conditioned upon the level at which the Reset Rate is established in the Remarketing; provided, however, that if such a holder delivers only such a notice but not the Separated Debt Securities subject to the notice, then none of such holder's Separated Debt Securities shall be included in the Remarketing.

Section 5.12      No Fractional Shares.

                  No fractional shares or scrip representing fractional shares of Common Stock shall be issued or delivered upon settlement on the Purchase Contract Settlement Date or upon Early Settlement or Merger Early Settlement of any Purchase Contracts. If Certificates evidencing more than one Purchase Contract shall be surrendered for settlement at one time by the same Holder, the number of full shares of Common Stock which shall be delivered upon settlement shall be computed on the basis of the aggregate number of Purchase Contracts evidenced by the Certificates so surrendered. Instead of any fractional share of Common Stock which would otherwise be deliverable upon settlement of any Purchase Contracts on the Purchase Contract Settlement Date or upon Early Settlement or Merger Early Settlement, the Company, through the Purchase Contract Agent, shall make a cash payment in respect of such fractional interest in an amount equal to the value of such fractional shares times the Applicable Closing Price. The Company shall provide the Purchase Contract Agent from time to time with sufficient funds to permit the Purchase Contract Agent to make all cash payments required by this Section 5.12 in a timely manner. Promptly after the calculation of the Applicable Closing Price, the Company shall give the Purchase Contract Agent notice thereof. All calculations and determinations of the Applicable Closing Price shall be made by the Company or its agent and the Purchase Contract Agent shall have no responsibility with respect thereto.

Section 5.13      Charges and Taxes.

                  The Company will pay all stock transfer and similar taxes attributable to the initial issuance and delivery of the shares of Common Stock pursuant to the Purchase Contracts; provided, however, that the Company shall not be required to pay any such tax or taxes which may be payable in respect of any exchange of or substitution for a Certificate evidencing a Unit or any issuance of a share of Common Stock in a name other than that of the registered Holder of a Certificate surrendered in respect of the Units evidenced thereby, other than in the name of the Purchase Contract Agent, as custodian for such Holder, and the Company shall not be required to issue or deliver such share certificates or Certificates unless the Person or Persons requesting the transfer or issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                                  ARTICLE VI

                                    Remedies

Section 6.1       Unconditional Right of Holders to Receive Purchase Contract
                   Adjustment Payments and to Purchase Shares of Common Stock.

                  Each Holder of Corporate Units or Treasury Units shall have the right, which is absolute and unconditional, (1) (subject to the payment by such Holder of Purchase Contract Adjustment Payments pursuant to Section 5.9(a)), to receive each Purchase Contract Adjustment Payment with respect to the Purchase Contract constituting a part of such Units on the respective Payment Date for such Units and (2) to purchase shares of Common Stock pursuant to such Purchase Contract and, in each such case, to institute suit for the enforcement of any such Purchase Contract Adjustment Payment and right to purchase shares of Common Stock, and such rights shall not be impaired without the consent of such Holder.

Section 6.2       Restoration of Rights and Remedies.

                  If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

Section 6.3       Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in the last paragraph of Section 3.10, no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 6.4       Delay or Omission Not Waiver.

                  No delay or omission of any Holder to exercise any right or remedy upon a default shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

Section 6.5       Undertaking for Costs.

                  All parties to this Agreement agree, and each Holder of Corporate Units or Treasury Units, by its acceptance of such Corporate Units or Treasury Units, shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Purchase Contract Agent for any action taken, suffered or omitted by it as Purchase Contract Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Purchase Contract Agent, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the Outstanding Units, or to any suit instituted by any Holder for the enforcement of interest payable on any Debt Securities or Purchase Contract Adjustment Payments on any Purchase Contract on or after the respective Payment Date therefor in respect of any Units held by such Holder, or for enforcement of the right to purchase shares of Common Stock under the Purchase Contracts constituting part of any Units held by such Holder.

Section 6.6       Waiver of Stay or Extension Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Company expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Purchase Contract Agent or the Holders, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VII

                           The Purchase Contract Agent

Section 7.1       Certain Duties and Responsibilities.

         (a) The Purchase Contract Agent:

                  (1) undertakes to perform, with respect to the Units, such duties and only such duties as are specifically set forth in this Agreement and the Pledge Agreement, and no implied covenants or obligations shall be read into this Agreement or the Pledge Agreement against the Purchase Contract Agent; and

                  (2) in the absence of bad faith on its part, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Purchase Contract Agent and conforming to the requirements of this Agreement or the Pledge Agreement, as applicable, but in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Purchase Contract Agent, the Purchase Contract Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement or the Pledge Agreement, as applicable, but shall have no duty to confirm or investigate the accuracy of mathematical calculations or other facts stated therein.

         (b) No provision of this Agreement or the Pledge Agreement shall be construed to relieve the Purchase Contract Agent from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Purchase Contract Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Purchase Contract Agent was grossly negligent in ascertaining the pertinent facts; and

                  (3) no provision of this Agreement or the Pledge Agreement shall require the Purchase Contract Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

         (c) Whether or not therein expressly so provided, every provision of this Agreement and the Pledge Agreement relating to the conduct or affecting the liability of or affording protection to the Purchase Contract Agent shall be subject to the provisions of this Section.

         (d) The Purchase Contract Agent is authorized to execute and deliver the Pledge Agreement in its capacity as Purchase Contract Agent. The Purchase Contract Agent shall be entitled to all of the rights, privileges, immunities and indemnities contained in this Agreement with respect to any duties of the Purchase Contract Agent under, or actions taken, omitted to be taken or suffered by the Purchase Contract Agent pursuant to the Pledge Agreement.

Section 7.2       Notice of Default.

                  Within 30 days after the occurrence of any default by the Company hereunder of which a Responsible Officer of the Purchase Contract Agent has actual knowledge, the Purchase Contract Agent shall transmit by mail to the Company and the Holders of Units, as their names and addresses appear in the Register, notice of such default hereunder, unless such default shall have been cured or waived.

Section 7.3       Certain Rights of Purchase Contract Agent.

                  Subject to the provisions of Section 7.1:

                  (1) the Purchase Contract Agent may conclusively rely and
                      shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Agreement or the
                      Pledge Agreement the Purchase Contract Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Purchase Contract Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate of the Company;

                  (4) the Purchase Contract Agent may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Purchase Contract Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Purchase Contract Agent, in its discretion, may make reasonable further inquiry or investigation into such facts or matters related to the execution, delivery and performance of the Purchase Contracts as it may see fit, and, if the Purchase Contract Agent shall determine to make such further inquiry or investigation, it shall be given a reasonable opportunity to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (6) the Purchase Contract Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or an Affiliate and the Purchase Contract Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney or an Affiliate appointed with due care by it hereunder;

                  (7) the rights, privileges, protections, immunities and
                      benefits given to the Purchase Contract Agent, including, but not limited to, its right to be indemnified, are extended to, and shall be enforceable by, the Purchase Contract Agent in each of its capacities hereunder, and to each Purchase Contract Agent, custodian and other Person employed to act hereunder;

                  (8) the Purchase Contract Agent shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (9) the Purchase Contract Agent shall not be charged with
                      knowledge of any default by the Company hereunder unless a Responsible Officer of the Purchase Contract Agent shall have received at the Corporate Trust Office of the Purchase Contract Agent written notice of such default;

                 (10) the permissive right of the Purchase Contract Agent to do things enumerated in this Agreement shall not be construed as a duty;

                 (11) in no event shall the Purchase Contract Agent be liable for any consequential, punitive, indirect or special loss or damages of any kind whatsoever (including but not limited to lost profit), even if the Purchase Contract Agent has been advised of the likelihood of such loss or damage and regardless of the form of action;

                 (12) the Purchase Contract Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God, earthquake, fires, floods, wars, civil or military disturbances, terrorist acts, sabotage, epidemics, riots, interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service, accidents, labor disputes, and acts of civil or military authority or governmental actions, it being understood that the Purchase Contract Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances; and

                 (13) the Purchase Contract Agent may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified action pursuant to this Agreement, which certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

Section 7.4       Not Responsible for Recitals or Issuance of Units.

                  The recitals contained herein and in the Certificates shall be taken as the statements of the Company, and the Purchase Contract Agent assumes no responsibility for their accuracy. The Purchase Contract Agent makes no representations as to the validity or sufficiency of either this Agreement or of the Units, or of the Pledge Agreement or the Pledge. The Purchase Contract Agent shall not be accountable for the use or application by the Company of the proceeds in respect of the Units or the Purchase Contracts and shall not be responsible for the perfection, priority or maintenance of any security interest created or intended to be created under the Pledge Agreement.

Section 7.5       May Hold Units.

                  Any Registrar or any other agent of the Company, or the Purchase Contract Agent and its Affiliates, in their individual or any other capacity, may become the owner or pledgee of Units and may otherwise deal with the Company, the Collateral Agent or any other Person with the same rights it would have if it were not Registrar or such other agent, or the Purchase Contract Agent.

Section 7.6       Money Held in Custody.

                  Money held by the Purchase Contract Agent in custody hereunder need not be segregated from the other funds except to the extent required by law or provided herein. The Purchase Contract Agent shall be under no obligation to invest or pay interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 7.7       Compensation and Reimbursement.

                  The Company agrees:

                  (1) to pay to the Purchase Contract Agent compensation for all services rendered by it hereunder and under the Pledge Agreement as the Company and the Purchase Contact Agent shall from time to time agree;

                  (2) except as otherwise expressly provided for herein, to
                      reimburse the Purchase Contract Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Purchase Contract Agent in accordance with any provision of this Agreement and the Pledge Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence or willful misconduct; and

                  (3) to indemnify the Purchase Contract Agent and any
                      predecessor Purchase Contract Agent for, and to hold it harmless against, any loss, liability or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Purchase Contract Agent), incurred without gross negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of its duties hereunder, including the costs and expenses of defending itself against any such claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  For purposes of this Section 7.7, "Purchase Contract Agent" shall include any predecessor Purchase Contract Agent; provided, however, that the negligence, bad faith or willful misconduct of any Purchase Contract Agent hereunder shall not affect the rights of any other Purchase Contract Agent hereunder.

                  The provisions of this Section 7.7 shall survive the termination of this Agreement, the satisfaction or discharge of the Units and/or the Separated Debt Securities and/or the resignation or removal of the Purchase Contract Agent.

Section 7.8       Corporate Purchase Contract Agent Required; Eligibility.

                  There shall at all times be a Purchase Contract Agent hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (or being a member of a bank holding company having) a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and having a corporate trust office in the Borough of Manhattan, The City of New York, if there be such a corporation in the Borough of Manhattan, The City of New York, eligible under this Article and willing to act on reasonable terms. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Purchase Contract Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 7.9       Resignation and Removal; Appointment of Successor.

           (a) No resignation or removal of the Purchase Contract Agent and no appointment of a successor Purchase Contract Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Purchase Contract Agent in accordance with the applicable requirements of

Section 7.10.

           (b) The Purchase Contract Agent may resign at any time by giving written notice thereof to the Company 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Purchase Contract Agent required by Section 7.10 shall not have been delivered to the Purchase Contract Agent within 30 days after the giving of such notice of resignation, the resigning Purchase Contract Agent may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

           (c) The Purchase Contract Agent may be removed at any time by Act of the Holders of a majority in number of the Outstanding Units delivered to the Purchase Contract Agent and the Company. If the instrument of acceptance by a successor Purchaser Contract Agent required by Section 7.10 shall not have been delivered to the Purchase Contract Agent within 30 days after such removal, the Purchase Contract Agent being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

           (d) If at any time:

                  (1) the Purchase Contract Agent shall cease to be eligible under Section 7.8 and shall fail to resign after written request therefor by the Company or by any such Holder; or

                  (2) the Purchase Contract Agent shall become incapable of
                      acting or shall be adjudged a bankrupt or insolvent or a receiver of the Purchase Contract Agent or of its property shall be appointed or any public officer shall take charge or control of the Purchase Contract Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Purchase Contract Agent, or (ii) any Holder who has been a bona fide Holder of a Unit for at least six months may, on behalf of himself and all others similarly situated, petition, at the expense of the Company, any court of competent jurisdiction for the removal of the Purchase Contract Agent and the appointment of a successor Purchase Contract Agent.

           (e) If the Purchase Contract Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Purchase Contract Agent for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Purchase Contract Agent and shall comply with the applicable requirements of Section 7.10. If no successor Purchase Contract Agent shall have been so appointed by the Company and accepted appointment in the manner required by Section 7.10, any Holder who has been a bona fide Holder of a Unit for at least six months may, on behalf of itself and all others similarly situated, petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

           (f) The Company shall give, or shall cause such successor Purchase Contract Agent to give, notice of each resignation and each removal of the Purchase Contract Agent and each appointment of a successor Purchase Contract Agent by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the applicable Register. Each notice shall include the name of the successor Purchase Contract Agent and the address of its Corporate Trust Office.

Section 7.10      Acceptance of Appointment by Successor.

           (a) In case of the appointment hereunder of a successor Purchase Contract Agent, every such successor Purchase Contract Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring Purchase Contract Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Purchase Contract Agent shall become effective and such successor Purchase Contract Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Purchase Contract Agent; but, on the request of the Company or the successor Purchase Contract Agent, such retiring Purchase Contract Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Purchase Contract Agent all the rights, powers and trusts of the retiring Purchase Contract Agent and shall duly assign, transfer and deliver to such successor Purchase Contract Agent all property and money held by such retiring Purchase Contract Agent hereunder.

           (b) Upon request of any such successor Purchase Contract Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Purchase Contract Agent all such rights, powers and agencies referred to in paragraph (a) of this Section.

           (c) No successor Purchase Contract Agent shall accept its appointment unless at the time of such acceptance such successor Purchase Contract Agent shall be eligible under this Article.

Section 7.11      Merger, Conversion, Consolidation or Succession to Business.

                  Any Person into which the Purchase Contract Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Purchase Contract Agent shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Purchase Contract Agent, shall be the successor of the Purchase Contract Agent hereunder, provided such Person shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated and executed on behalf of the Holders, but not delivered, by the Purchase Contract Agent then in office, any successor to such Purchase Contract Agent may adopt such authentication and execution and deliver the Certificates so authenticated and executed with the same effect as if such successor Purchase Contract Agent had itself authenticated and executed such Units.

Section 7.12      Preservation of Information; Communications to Holders.

           (a) The Purchase Contract Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Purchase Contract Agent in its capacity as Registrar.

           (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Purchase Contract Agent, and furnish to the Purchase Contract Agent reasonable proof that each such applicant has owned a Unit for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Units and is by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Purchase Contract Agent shall mail to all the Holders of Units copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Purchase Contract Agent of the materials to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing.

Section 7.13      No Obligations of Purchase Contract Agent.

                  Except to the extent otherwise expressly provided in this Agreement, the Purchase Contract Agent assumes no obligations and shall not be subject to any liability under this Agreement, the Pledge Agreement or any Purchase Contract in respect of the obligations of the Holder of any Units thereunder. The Company agrees, and each Holder of a Certificate, by his acceptance thereof, shall be deemed to have agreed, that the Purchase Contract Agent's execution of the Certificates on behalf of the Holders shall be solely as agent and attorney-in-fact for the Holders, and that the Purchase Contract Agent shall have no obligation to perform such Purchase Contracts on behalf of the Holders, except to the extent expressly provided in Article Five hereof. Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Purchase Contract Agent or its officers, employees or agents be liable for indirect, special, punitive, or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, whether or not the likelihood of such loss or damage was known to the Purchase Contract Agent and regardless of the form of action.

Section 7.14      Tax Compliance.

           (a) The Company will comply with all applicable certification, information reporting and withholding (including "backup" withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Units or
   (ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Units. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

           (b) The Purchase Contract Agent shall comply in accordance with the terms hereof with any reasonable written direction received from the Company with respect to the execution or certification of any required documentation and the application of such requirements to particular payments or Holders or in other particular circumstances, and may for purposes of this Agreement conclusively rely on any such direction in accordance with the provisions of
   Section 7.1(a)(2) hereof.

           (c) The Purchase Contract Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.

                                  ARTICLE VIII

                             Supplemental Agreements

Section 8.1       Supplemental Agreements Without Consent of Holders.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Purchase Contract Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Company and the Purchase Contract Agent, to:

                  (1) evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Certificates;

                  (2) evidence and provide for the acceptance of appointment hereunder by a successor Purchase Contract Agent;

                  (3) add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company;

                  (4) make provision with respect to the rights of Holders
                      pursuant to the requirements of Section 5.5(b); or

                  (5) except as provided for in Section 5.5, cure any
                      ambiguity, correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or make any other provisions with respect to such matters or questions arising under this Agreement, provided such action shall not adversely affect the interests of the Holders.

Section 8.2       Supplemental Agreements With Consent of Holders.

                  With the consent of the Holders of not less than a majority of the outstanding Purchase Contracts voting together as one class, by Act of said Holders delivered to the Company and the Purchase Contract Agent, the Company, when authorized by a Board Resolution, and the Purchase Contract Agent may enter into an agreement or agreements supplemental hereto for the purpose of modifying in any manner the terms of the Purchase Contracts, or the provisions of this Agreement or the rights of the Holders in respect of the Units; provided, however, that, except as contemplated herein, no such supplemental agreement shall, without the unanimous consent of the Holders of each outstanding Purchase Contract affected thereby, other than as expressly contemplated by this
Agreement:

                  (1) change any Payment Date;

                  (2) change the amount or the type of Collateral required to be Pledged to secure a Holder's obligations under the Purchase Contract, impair the right of the Holder of any Purchase Contract to receive distributions on the related Collateral or otherwise adversely affect the Holder's rights in or to such Collateral;

                  (3) reduce Purchase Contract Adjustment Payments or change any place where, or the coin or currency in which, Purchase Contract Adjustment Payments are payable;

                  (4) impair the right to institute suit for the enforcement of any Purchase Contract;

                  (5) reduce the number of shares of Common Stock to be
                      purchased pursuant to any Purchase Contract, increase the price to purchase shares of Common Stock upon settlement of any Purchase Contract, change the Purchase Contract Settlement Date or otherwise adversely affect the Holder's rights under any Purchase Contract; or

                  (6) reduce the percentage of the outstanding Purchase
                      Contracts the consent of whose Holders is required for any such supplemental agreement,

provided that, if any amendment or proposal referred to above would adversely affect only the Corporate Units or the Treasury Units after securities of such class are created and remain Outstanding, then only the affected class of Holder as of the record date, if any, for the Holders entitled to vote thereon or consent thereto will be entitled to vote or consent on such amendment or proposal, and such amendment or proposal shall not be effective except with the vote or consent of Holders of not less than a majority of such class; and provided, further, that the unanimous consent of the Holders of each outstanding Purchase Contract of the related Corporate Units or Treasury Units, as the case may be, shall be required to approve any amendment or proposal specified in clauses (1) through (6) above.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

Section 8.3       Execution of Supplemental Agreements.

                  In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by this Agreement, the Purchase Contract Agent shall be entitled to receive, and (subject to Section 7.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement. The Purchase Contract Agent may, but shall not be obligated to, enter into any such supplemental agreement which affects the Purchase Contract Agent's own rights, duties or immunities under this Agreement or otherwise.

Section 8.4       Effect of Supplemental Agreements.

                  Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder, shall be bound thereby.

Section 8.5       Reference to Supplemental Agreements.

                  Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Purchase Contract Agent, bear a notation in form approved by the Purchase Contract Agent as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Purchase Contract Agent and the Company, to any such supplemental agreement may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent in exchange for Outstanding Certificates.

                                   ARTICLE IX

                    Merger, Consolidation Sale or Conveyance

Section 9.1       When Company May Merge, Etc.

                  The Company shall not consolidate with or merge into, or sell, lease (for a term extending beyond the last stated maturity of the Units and the Debt Securities then Outstanding) or convey all or substantially all of its assets to, any Person or group of Affiliated Persons in one transaction or a series of related transactions, unless the Company shall be the continuing corporation, or the successor or transferee Person expressly assumes by one or more supplemental agreements, in form satisfactory to the Purchase Contract Agent, all the obligations of the Company with respect to the Units and this Agreement, and the Company or the successor or transferee Person, as the case may be, (i) shall be a Corporation organized and existing under the laws of one of the states in the United States and (ii) shall not, immediately after such consolidation or merger or sale, lease or conveyance, be in default in the performance or any covenant or condition hereunder or under any of the Units. The Company shall deliver to the Purchase Contract Agent an Officers' Certificate (as defined in the Original Indenture) and an Opinion of Counsel (as defined in the Original Indenture), each stating that such consolidation, merger sale, lease or conveyance and such supplemental agreement comply with this Agreement and that all conditions precedent to the consummation of any such consolidation, or merger, or any sale, lease or conveyance have been met.

Section 9.2       Successor Corporation Substituted.

                  Upon any consolidation or merger, or any sale, lease or conveyance of all or substantially all of the assets of the Company in accordance with Section 9.1, the successor corporation or the transferee corporation formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if such successor corporation had been named as the Company herein.

                  Such successor or transferee Person thereupon may cause to be signed, and may issue either in its own name or in the name of Ohio Casualty Corporation, any or all of the Certificates evidencing Units issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Purchase Contract Agent; and, upon the order of such successor or such transferee Person, instead of the Company, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Purchase Contract Agent shall authenticate and execute on behalf of the Holders and deliver any Certificates which previously shall have been signed and delivered by the officers of the Company to the Purchase Contract Agent for authentication and execution, and any Certificate evidencing Units which such successor corporation or transferee corporation thereafter shall cause to be signed and delivered to the Purchase Contract Agent for that purpose. All the Certificates issued shall in all respects have the same legal rank and benefit under this Agreement as the Certificates theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Certificates had been issued at the date of the execution hereof.

                  In case of any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance such change in phraseology and form (but not in substance) may be made in the Certificates evidencing Units thereafter to be issued as may be appropriate.

Section 9.3       Limitation.

                  Nothing in this Agreement shall be deemed to prevent or restrict; (a) any consolidation or merger after the consummation of which the Company would be the surviving or resulting entity or any conveyance or other transfer or lease of any part of the properties of the Company which does not constitute the entirety, or substantially the entirety, thereof; or (b) the approval by the Company of, or the consent by the Company to, any consolidation or merger to which any Restricted Subsidiary (as defined in the Original Indenture) or any other subsidiary or affiliate of the Company may be a party or any conveyance, transfer or lease by any Subsidiary (as defined in the Original Indenture) or any such other subsidiary or affiliate of any of its assets.

                                   ARTICLE X

                                    Covenants

Section 10.1      Performance Under Purchase Contracts.

                  The Company covenants and agrees for the benefit of the Holders from time to time of the Units that it will duly and punctually perform its obligations under the Purchase Contracts in accordance with the terms of the Purchase Contracts and this Agreement.

Section 10.2      Maintenance of Office or Agency.

                  The Company will maintain in the Borough of Manhattan, The City of New York an office or agency where Certificates may be:

                  (1) presented or surrendered for acquisition of shares of
                      Common Stock upon settlement of the Purchase Contracts on the Purchase Contract Settlement Date or Early Settlement and for transfer of Collateral upon occurrence of a Termination Event;

                  (2) surrendered for registration of transfer or exchange, for a Collateral Substitution or re-establishment of a Corporate Unit; and

                  (3) where notices and demands to or upon the Company in
                      respect of the Units and this Agreement may be served.

The Company will give prompt written notice to the Purchase Contract Agent of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Purchase Contract Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Purchase Contract Agent as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies where Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Purchase Contract Agent of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as the place of payment for the Units the Corporate Trust Office and appoints the Purchase Contract Agent at its Corporate Trust Office as paying agent in such city.

Section 10.3      Company to Reserve Common Stock.

                  The Company shall at all times prior to the Purchase Contract Settlement Date reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock the maximum number of shares of Common Stock issuable against tender of payment in respect of all Purchase Contracts constituting a part of the Units evidenced by Outstanding Certificates.

Section 10.4      Covenants as to Common Stock.

                  The Company covenants that all shares of Common Stock which will be issued against tender of payment in respect of Purchase Contracts constituting a part of the Outstanding Units will, upon issuance as contemplated herein, be duly authorized, validly issued, fully paid and nonassessable.

Section 10.5      Statements of Officers of the Company as to Default.

                  The Company will deliver to the Purchase Contract Agent, within 120 days after the end of each fiscal year of the Company (which as of the date hereof is December 31) ending after the date hereof, an Officers' Certificate (one of the signers of which shall be the principal executive officer, principal financial officer, treasurer or principal accounting officer of the Company), stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions hereof, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                                   ARTICLE XI



Section 11.1      Trust Indenture Act.

                  (a) This Agreement is subject to the provisions of the TIA that are required or deemed to be part of this Agreement and shall, to the extent applicable, be governed by such provisions; and

                  (b) If and to the extent that any provision of this Agreement limits, qualifies or conflicts with the duties imposed by Section 310 to 317, inclusive, of the TIA, such imposed duties shall control.

Section 11.2      List of Holders of Securities.

                  (a) The Company shall furnish or cause to be furnished to the Purchase Contract Agent (a) semiannually, not later than June 1 and December 1 in each year, commencing December 1, [200_], a list, in such form as the Purchase Contract Agent may reasonably require, of the names and addresses of the Holders ("List of Holders") as of a date not more than 15 days prior to the delivery thereof, and (b) at such other times as the Purchase Contract Agent may request in writing, within 30 days after the receipt by the Company of any such request, a List of Holders as of a date not more than 15 days prior to the time such list is furnished; provided that, the Company shall not be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Purchase Contract Agent by the Company. The Purchase Contract Agent may destroy any List of Holders previously given to it on receipt of a new List of Holders

                  (b) The Purchase Contract Agent shall comply with its obligations under Section 311(a) of the TIA, subject to the provisions of
Section 311(b) and Section 312(b) of the TIA.

Section 11.3      Reports by the Purchase Contract Agent.

                  Not later than November 15 of each year, commencing November 15, [2002], the Purchase Contract Agent shall provide to the Holders such reports, if any, as are required by Section 313(a) of the TIA in the form and in the manner provided by Section 313(a) of the TIA. Such reports shall be as of the preceding September 15. The Purchase Contract Agent shall also comply with the requirements of Sections 313(b), (c) and (d) of the TIA.

Section 11.4      Periodic Reports to Purchase Contract Agent.

                  The Company shall provide to the Purchase Contract Agent such documents, reports and information as required by Section 314 (if any) and the compliance certificate required by Section 314(a)(4) of the TIA in the form, in the manner and at the times required by Section 314 of the TIA, provided, that such compliance certificate shall be delivered annually on or before ________ in each year, commencing _____________.

Section 11.5      Evidence of Compliance with Conditions Precedent.

                  The Company shall provide to the Purchase Contract Agent such evidence of compliance with any conditions precedent provided for in this Agreement as and to the extent required by Section 314(c) of the TIA. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the TIA may be given in the form of an Officer's Certificate. Any opinion required to be given pursuant to Section 314(c)(2) of the TIA may be given in the form of an Opinion of Counsel.

Section 11.6      Defaults; Waiver.

                  The Holders of a majority of the Outstanding Purchase Contracts voting together as one class may, by vote, on behalf of all of the Holders, waive any past Default and its consequences, except a default

     (a) in the payment on any Security, or

     (b) in respect of a provision hereof which under Section 8.2 cannot be modified or amended without the consent of the Holder of each Outstanding Security affected. Upon such waiver, any such Default shall cease to exist, and any Default arising therefrom shall be deemed to have been cured, for every purpose of this Agreement, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 11.7      Purchase Contract Agent's Knowledge of Defaults.

                  The Purchase Contract Agent shall not be deemed to have knowledge of any Default unless a Responsible Officer charged with the administration of this Agreement shall have obtained written notice of such Default from the Company or any Holder.

Section 11.8      Conflicting Interests.

                  The Indenture dated as of __________, 2002 among _________ as issuer, the Company as guarantor and _______________, as trustee, as supplemented and amended, shall be deemed to be specifically described in this Agreement for the purposes of clause (i) of the first proviso contained in
Section 310(b) of the TIA.

Section 11.9      Direction of Purchase Contract Agent.

                  Section 316(a)(1)(A) of the TIA is hereby expressly excluded from this Agreement, as permitted by the TIA.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                           OHIO CASUALTY CORPORATION


                           By: _______________________________
                           Name:
                           Title:

                           [                                  ]
                           as Purchase Contract Agent
                           By: ________________________________
                           Name:
                           Title:

                                                                      EXHIBIT A

                   FORM OF FACE OF CORPORATE UNIT CERTIFICATE

         [This certificate is a global certificate within the meaning of the Purchase Contract Agreement hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary"), or a nominee of the Depositary. This certificate is exchangeable for certificates registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Purchase Contract Agreement and no transfer of this certificate (other than a transfer of this certificate as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

         Unless this certificate is presented by an authorized representative of the Depositary to Ohio Casualty Corporation. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.](1)


NO.: ________     CUSIP NO. __________
NUMBER OF CORPORATE UNITS:  __________

                            OHIO CASUALTY CORPORATION

                                 CORPORATE UNIT

         This Corporate Unit Certificate certifies that [Cede & Co.](2), or registered assigns, is the registered Holder of the number of Corporate Units set forth above [or such other number as set forth in the Schedule of Increases and Decreases in Global Certificate attached hereto](3). Each Corporate Unit consists of (i) the rights and obligations of the Holder under one Purchase Contract with Ohio Casualty Corporation, an Ohio corporation (the "Company"), and (ii) either (a) the beneficial ownership by the Holder of one ____% Debt Security due ____ (the "Debt Security") of the Company, having a principal amount of $50, subject to the Pledge of such Debt Security by such Holder pursuant to the Pledge Agreement or (b) if the Corporate Unit has been remarketed by the Remarketing Agent pursuant to the Remarketing Agreement, the Treasury Portfolio Interest, subject to the Pledge of such Treasury Portfolio Interest by such Holder pursuant to the Pledge Agreement.

________________________

(1)      Insert in Global Certificates only.

(2)      Insert in Global Certificates only.

(3)      Insert in Global Certificates only.

         Pursuant to the Pledge Agreement, the Debt Security or the Treasury Portfolio Interest, as the case may be, constituting part of each Corporate Unit evidenced hereby has been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a portion of such Corporate Units.

         Each Purchase Contract evidenced hereby obligates the Holder of this Corporate Unit Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date, at a price equal to $50 in cash (the "Stated Amount"), a number of shares of Common Stock equal to the Settlement Rate then in effect, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event, an Early Settlement or a Merger Early Settlement with respect to the Corporate Units of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "Purchase Price") for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of payment received in respect of the principal amount with respect to each Pledged Debt Security, pursuant to the Remarketing, or with respect to the Pledged Treasury Portfolio Interest, as the case may be, in each case, pledged pursuant to the Pledge Agreement to secure the obligations under such Purchase Contract of the Holder of the Corporate Units of which such Purchase Contract is a part.

         The Company shall pay on __________, __________, __________ and
__________ of each year (each, a "Payment Date"), commencing [DATE], in respect of each Purchase Contract forming part of a Corporate Unit evidenced hereby, an amount (the "Purchase Contract Adjustment Payments") equal to (a) if a Reset Transaction has not occurred, ____% per annum of the Stated Amount or (b) following the occurrence of a Reset Transaction, if at all, the Adjusted Purchase Contract Adjustment Payment Rate related to such Reset Transaction until any such succeeding Reset Transaction shall occur, in either case, computed on the basis of (i) for any full quarterly period, a 360-day year of twelve 30-day months, (ii) for any period shorter than a full quarterly period, a 30-day month and (iii) for periods less than a month, the actual number of days elapsed per 30-day period. Such Purchase Contract Adjustment Payments shall be payable to the Person in whose name this Corporate Unit Certificate (or a Predecessor Corporate Unit Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Interest on the Debt Securities, the beneficial ownership of which is evidenced hereby until the later of the Remarketing Settlement Date and the Purchase Contract Settlement Date, as applicable, is payable quarterly in arrears on each Payment Date. Such interest payments shall be payable to the Person in whose name this Corporate Unit Certificate (or a Predecessor Corporate Unit Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Purchase Contract Adjustment Payments and interest payments on the Debt Securities will be payable at the office of the Purchase Contract Agent in The City of New York or, at the option of the Company, by wire transfer or by check mailed to the address of the Person entitled thereto as such address appears on the Corporate Units Register.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Purchase Contract Agent by manual signature, this Corporate Unit Certificate shall not be entitled to any benefit under the Purchase Contract Agreement or the Pledge Agreement or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                            OHIO CASUALTY CORPORATION


                            By: _______________________________
                            Name:
                            Title:

                            HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase
                            Contracts evidenced hereby)


                            By: ___________________,
                            not individually but solely as Attorney-in-Fact of such Holder
                            By:____________________________
                            Name:
                            Title:

                        CERTIFICATE OF AUTHENTICATION OF
                             PURCHASE CONTRACT AGENT

         This is one of the Corporate Unit Certificates referred to in the within-mentioned Purchase Contract Agreement.

Dated:                   By:[                          ]
                            as Purchase Contract Agent


                         By:____________________________
                            Authorized Signatory

                 (FORM OF REVERSE OF CORPORATE UNIT CERTIFICATE)

1. Purchase Contract Agreement; Purchase Contracts.

         Each Purchase Contract evidenced hereby is being issued under and governed by a Purchase Contract Agreement, dated as of [DATE] (as may be amended, modified or supplemented from time to time pursuant to the terms thereof, the "Purchase Contract Agreement"), between the Company and [ ], as Purchase Contract Agent (including its successors thereunder, the "Purchase Contract Agent"), to which Purchase Contract Agreement and amended, modified or supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Company, and the Holders and of the terms upon which the Corporate Unit Certificates are, and are to be, executed and delivered. The terms of this Corporate Unit Certificate include those stated herein and in the Purchase Contract Agreement. To the extent permitted by applicable law, in the event of an inconsistency between this Corporate Unit Certificate and the Purchase Contract Agreement, the terms of the Purchase Contract Agreement shall control. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Purchase Contract Agreement.

         Each Purchase Contract evidenced hereby obligates the Holder of this Corporate Unit Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of shares of Common Stock equal to the Settlement Rate then in effect unless on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event, an Early Settlement or a Merger Early Settlement with respect to the Units of which such Purchase Contract is a part. The "Settlement Rate" is equal to:

                  (1) if the Applicable Closing Price (as defined below) per share is equal to or greater than $____ (the "Threshold Appreciation Price"), _____ shares of Common Stock per Purchase Contract;

                  (2) if the Applicable Closing Price per share is less than the Threshold Appreciation Price but greater than $____ (the "Reference Price"), the number of shares of Common Stock determined by dividing the Stated Amount by the Applicable Closing Price; and

                  (3) if the Applicable Closing Price per share is less than or equal to the Reference Price, _____ shares of Common Stock per Purchase Contract,

in each case subject to adjustment as provided in the Purchase Contract
Agreement.

         No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

         In accordance with the terms of the Purchase Contract Agreement, the Holder of this Corporate Unit Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby by (i) effecting a Cash Settlement, an Early Settlement or Merger Early Settlement or (ii) application of payments received in respect of the Pledged Treasury Portfolio Interest acquired from the proceeds of a Remarketing of the related Pledged Debt Securities relating to the Corporate Units represented by this Corporate Unit Certificate. As provided in the Purchase Contract Agreement, upon the occurrence of a Failed Remarketing, the Collateral Agent shall exercise, for the benefit of the Company, its rights as a secured creditor with respect to the Pledged Debt Securities related to this Corporate Unit Certificate and, subject to applicable law, may (i) retain such Pledged Debt Securities in full satisfaction of the Holders' obligations under the Purchase Contracts or (ii) sell such Pledged Debt Securities in one or more public or private sales, the proceeds, if any, of such sale to constitute full satisfaction of the Holders' obligations under the Purchase Contracts. With respect to such Pledged Debt Securities which are the subject of a Failed Remarketing, any accrued and unpaid interest payments on such Pledged Debt Securities will become payable by the Company to the Holder of this Corporate Unit Certificate in the manner provided for in the Purchase Contract Agreement.

         The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment of the aggregate purchase price for the shares of Common Stock to be purchased thereunder in the manner set forth in the Purchase Contract Agreement which payment, in the case of a Failed Remarketing shall occur by the resale of Pledged Debt Securities or foreclosure on and retention of such Pledged Debt Securities pursuant to the Purchase Contract Agreement and the Pledge Agreement.

         2. Termination Event; Early Settlement; Merger Early Settlement.

         The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive, and the obligation of the Company to pay, Purchase Contract Adjustment Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Corporate Units Register. Upon the occurrence of a Termination Event, the Collateral Agent shall release the Debt Securities or Pledged Treasury Portfolio Interest, as the case may be, from the Pledge in accordance with the provisions of the Pledge Agreement. A Corporate Unit shall thereafter represent the right to receive the Debt Security forming a part of such Corporate Unit in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

         Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder thereof, Purchase Contracts relating to Units may be settled early ("Early Settlement") as provided in the Purchase Contract Agreement. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts evidenced by this Corporate Unit Certificate, the Holder of this Corporate Unit Certificate shall deliver this Corporate Unit Certificate to the Purchase Contract Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the order of the Company in an amount (the "Early Settlement Amount") equal to:

                  (1) the product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus

                  (2) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date for any Payment Date to the opening of business on such Payment Date, an amount equal to the Purchase Contract Adjustment Payments payable on such Payment Date with respect to such Purchase Contracts.

         Upon Early Settlement of Purchase Contracts by a Holder of the related Units, the Pledged Debt Securities relating to such Units shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of shares of Common Stock on account of each Purchase Contract forming part of a Corporate Unit as to which Early Settlement is effected equal to the Early Settlement Rate. The Early Settlement Rate shall initially be equal to _____ shares of Common Stock per Purchase Contract and shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in the Purchase Contract Agreement.

         3. Creation of Treasury Units; Recreation of Corporate Units.

         A holder of a Corporate Unit may substitute for the Pledged Debt Securities securing its obligation under the related Purchase Contract Treasury Securities in an aggregate principal amount at maturity equal to the aggregate principal amount of the Pledged Debt Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such Collateral Substitution, the Units for which such Pledged Treasury Securities secures the Holder's obligation under the Purchase Contract shall be referred to as "Treasury Units." A Holder may make such Collateral Substitution only in integral multiples of 20 Corporate Units for 20 Treasury Units. Such Collateral Substitution may cause the equivalent aggregate principal amount of this Certificate to be increased or decreased; provided, however, this Corporate Unit Certificate shall not represent more than __________ Corporate Units, or if in the form of a Global Certificate, such other maximum amount as shall at the time be prescribed by the applicable Depositary. All such adjustments to the equivalent aggregate principal amount of this Corporate Unit Certificate if a Global Certificate shall be duly recorded by placing an appropriate notation on the Schedule as may be attached hereto.

         A Holder of Treasury Units may recreate Corporate Units by delivering to the Securities Intermediary Debt Securities with an aggregate principal amount equal to the aggregate principal amount at maturity of the Pledged Treasury Securities in exchange for the release of such Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. Holders may recreate Corporate Units only in integral multiples of 20 Corporate Units.

         4. Registered Form; Denomination; Registration, Transfer and Exchange.

         The Corporate Unit Certificates are issuable only in registered form and only in denominations of a single Corporate Unit and any integral multiple thereof. The transfer of any Corporate Unit Certificate will be registered and Corporate Unit Certificates may be exchanged as provided in the Purchase Contract Agreement. The Corporate Units Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Purchase Contract Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Holder who elects to substitute a Treasury Security for Debt Securities, thereby creating Treasury Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract relating to any Corporate Units remains in effect, such Corporate Units shall not be separable into their constituent parts, and the rights and obligations of the Holder of such Corporate Unit in respect of the Debt Security or Treasury Portfolio Interest, as the case may be, and Purchase Contract constituting such Corporate Units may be transferred and exchanged only as Corporate Units.

         Upon registration of transfer of this Corporate Unit Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Corporate Unit Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         The Company, the Purchase Contract Agent and its Affiliates and any agent of the Company or the Purchase Contract Agent may treat the Person in whose name this Corporate Unit Certificate is registered as the owner of the Corporate Units evidenced hereby for the purpose of receiving payments of interest payable quarterly on the Debt Securities or Treasury Portfolio Return, as the case may be, receiving Purchase Contract Adjustment Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Purchase Contract Agent nor any such agent shall be affected by notice to the contrary.

         5. Place and Method of Payment.

         The Company shall pay, on each Payment Date, the Purchase Contract Adjustment Payments payable in respect of each Purchase Contract to the Person in whose name the Corporate Unit Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Purchase Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in The City of New York or, at the option of the Company by wire transfer or by check mailed to the address of the Person entitled thereto at such address as it appears on the Corporate Units Register.

         6. Authorization of Purchase Contract Agent.

         The Holder of this Corporate Unit Certificate, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contracts forming part of the Corporate Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Purchase Contract Agent to enter into and perform the Purchase Contract Agreement and the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Debt Securities or Treasury Portfolio Interest, as the case may be, relating to this Corporate Unit Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect of the aggregate principal amount of the Pledged Debt Securities or Pledged Treasury Portfolio Interest, as the case may be, shall be paid on the Purchase Contract Settlement Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

         7. Amendment.

         The provisions of the Purchase Contract Agreement and this Corporate Unit Certificate may be amended only as provided in the Purchase Contract Agreement.

         8. Voting Rights.

         The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock. Upon settlement of the Purchase Contracts, the Holder will be entitled to all of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote and receive dividends and other payments and to consent and receive notice as a shareholder in respect of the meetings of shareholders and for the election of directors of the Company and for all other matters, and all other rights whatsoever as a shareholder of the Company. Under the terms of the Pledge Agreement, the Purchase Contract Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Debt Securities upon behalf of and upon receipt of instructions from the beneficial owners of such Pledged Debt Securities. Upon receipt of notice of any meeting at which holders of Debt Securities are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of Debt Securities, the Purchase Contract Agent shall, as soon as practicable thereafter, mail to the Corporate Unit Holders a notice:

             (1) containing such information as is contained in the notice or solicitation;

             (2) stating that each Corporate Unit Holder on the record date set by the Purchase Contract Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Debt Securities entitled to vote) shall be entitled to instruct the Purchase Contract Agent as to the exercise of the voting rights pertaining to the Debt Securities constituting a part of such Holder's Corporate Units; and

             (3) stating the manner in which such instructions may be given.

Upon the written request of the Corporate Unit Holders on such record date, the Purchase Contract Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum aggregate principal amount of Debt Securities as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Corporate Unit, the Purchase Contract Agent shall abstain from voting the Debt Securities evidenced by such Corporate Units.

         9. Severability.

                  If any provision in this Corporate Unit and the Debt Securities is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions of this Corporate Unit shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision of this Corporate Unit in any jurisdiction shall not in any way affect the validity or enforceability of such provision in any other jurisdiction.

         10. Governing Law.

         THIS CORPORATE UNIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         11. Jurisdiction; Venue.

         The Company hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to the Indenture and the Debt Securities or the transactions contemplated hereby. The Company hereto irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         12. Co-Units of Purchase Contract Agreement.

         A copy of the Purchase Contract Agreement is available for inspection at the offices of the Purchase Contract Agent at its address set forth in
Section 1.5 of the Purchase Contract Agreement.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -                           As tenants in common

TEN ENT -                           As tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -                 [custodian] Custodian for [minor] Under The
                                    Uniform Gifts to Minors Act of [Date]

         Additional abbreviations may also be used though not in the above list.

                             ----------------------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


--------------------------------------------------------------------------------
                            (insert name of assignee)

--------------------------------------------------------------------------------
                    (insert social security or taxpayer I.D.
                    or other identifying number of assignee)

--------------------------------------------------------------------------------
                 (insert address including zip code of assignee)

the within Corporate Unit Certificates and all rights thereunder, hereby irrevocably constituting and appointing ______________________________________
attorney to transfer said Corporate Unit Certificates on the books of Ohio Casualty Corporation with full power of substitution in the premises.

Dated: ___________________                  _______________________
                                            Signature

                                            NOTICE: The signature to
                                            this assignment must
                                            correspond with the name as
                                            it appears upon the face of
                                            the within Corporate Unit
                                            Certificates in every
                                            particular, without
                                            alteration or enlargement
                                            or any change whatsoever.
                  Signature Guarantee:      ___________________________

                             SETTLEMENT INSTRUCTIONS

                  The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on the Purchase Contract Settlement Date of the Purchase Contracts relating to the number of Corporate Units evidenced by this Corporate Unit Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned agrees to pay any transfer tax payable incident thereto.

Dated: ___________________                _______________________
                                          Signature

                                          Signature Guarantee: _________________
                                          (if assigned to another person)


                                REGISTERED HOLDER

              Please print name and address of Registered Holder:


--------------------------------------------------------------------------------
                                  (insert name)

--------------------------------------------------------------------------------
                                (insert address)

--------------------------------------------------------------------------------
    (insert social security or other taxpayer identification number, if any)

                            ------------------------

If shares are to be registered in the name of and delivered to a Person other than the Holder, please (i) print such Person's name and address and (ii) provide a guarantee of your signature:


--------------------------------------------------------------------------------
                                  (insert name)

--------------------------------------------------------------------------------
                                (insert address)

--------------------------------------------------------------------------------
    (insert social security or other taxpayer identification number, if any)

                            ELECTION TO SETTLE EARLY

         The undersigned Holder of this Corporate Unit Certificate hereby irrevocably exercises the option to effect [Early Settlement] [Merger Early Settlement] in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts relating to the number of Corporate Units evidenced by this Corporate Unit Certificate specified below. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such [Early Settlement] [Merger Early Settlement] be registered in the name of, and delivered, together with a check in payment for any fractional share and any Corporate Unit Certificate representing any Corporate Units evidenced hereby as to which [Early Settlement] [Merger Early Settlement] of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Debt Securities deliverable upon such [Early Settlement] [Merger Early Settlement] will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned agrees to pay any transfer tax payable incident thereto.

                            _______________________________________
                            Signature
                            Dated: ________________________________
                            Signature Guarantee: __________________

                  Number of Units evidenced hereby as to which [Early Settlement] [Merger Early Settlement] of the related Purchase Contracts is being elected:

                                REGISTERED HOLDER

              Please print name and address of Registered Holder:

--------------------------------------------------------------------------------
                                  (insert name)

--------------------------------------------------------------------------------
                                (insert address)

--------------------------------------------------------------------------------
    (insert social security or other taxpayer identification number, if any)

If shares of Common Stock or Corporate Unit Certificates are to be registered in the name of and delivered to, and Pledged Debt Securities are to be transferred to, a Person other than the Holder, please print such Person's name and address:

--------------------------------------------------------------------------------
                                  (insert name)

--------------------------------------------------------------------------------
                                (insert address)

--------------------------------------------------------------------------------
    (insert social security or other taxpayer identification number, if any)

Transfer Instructions for Pledged Debt Securities Transferable Upon [Early Settlement] [Merger Early Settlement]:

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

         The following increases or decreases in this Global Certificate have been made:

                                                        Number of Corporate
               Amount of decrease   Amount of increase    Units evidenced by      Signature of
                 in Number of         in Number of          this Global           authorized
               Corporate Units       Corporate Units        Certificate          signatory of
               evidenced by the     evidenced by the       following such      Purchase Contract
Date          Global Certificate   Global Certificate   decrease or increase       Agreement




                                                                       EXHIBIT B

                   FORM OF FACE OF TREASURY UNITS CERTIFICATE

         [This certificate is a global certificate within the meaning of the Purchase Contract Agreement hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary"), or a nominee of the Depositary. This certificate is exchangeable for certificates registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Purchase Contract Agreement and no transfer of this certificate (other than a transfer of this certificate as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

         Unless this certificate is presented by an authorized representative of the Depositary to Ohio Casualty Corporation or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.](1)


NO.: ________     CUSIP NO. __________
NUMBER OF CORPORATE UNITS: ___________

                            OHIO CASUALTY CORPORATION

                                  TREASURY UNIT

         This Treasury Unit Certificate certifies that [Cede & Co.](2), or registered assigns, is the registered Holder of the number of Treasury Units set forth above [or such other number as set forth in the Schedule of Increases and Decreases in Global Certificate attached hereto](3). Each Treasury Unit consists of (i) the rights and obligations of the Holder under one Purchase Contract with Ohio Casualty Corporation, an Ohio corporation (the "Company") and (ii) a 1/20 undivided beneficial ownership interest of a Treasury Security having a principal amount at maturity equal to $1,000 and maturing on or prior to [DATE].


______________________

(1)      Insert in Global Certificates only.

(2)      Insert in Global Certificates only.

(3)      Insert in Global Certificates only.

         Pursuant to the Pledge Agreement, the Treasury Securities constituting part of each Treasury Unit evidenced hereby have been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a portion of such Treasury Units.

         Each Purchase Contract evidenced hereby obligates the Holder of this Treasury Unit Certificate to purchase, and the Company, to sell, on the Purchase Contract Settlement Date, at a price equal to $50 in cash (the "Stated Amount"), a number of shares of Common Stock equal to the Settlement Rate then in effect, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement or Merger Early Settlement with respect to the Treasury Units of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "Purchase Price") for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of the proceeds from the Treasury Securities at maturity pledged pursuant to the Pledge Agreement to secure the obligations under such Purchase Contract of the Holder of the Treasury Units of which such Purchase Contract is a part.

                  The Company shall pay on __________, __________, __________
and __________ of each year (each, a "Payment Date"), commencing [DATE], in respect of each Purchase Contract forming part of the Treasury Units evidenced hereby, an amount (the "Purchase Contract Adjustment Payments") equal to (a) if a Reset Transaction has not occurred, ____% per annum of the Stated Amount or
(b) following the occurrence of a Reset Transaction, if at all, the Adjusted Purchase Contract Adjustment Payment Rate related to such Reset Transaction until any such succeeding Reset Transaction shall occur, in either case, computed on the basis of (i) for any full quarterly period, a 360-day year of twelve 30-day months, (ii) for any period shorter than a full quarterly period, a 30-day month and (iii) for periods less than a month, the actual number of days elapsed per 30-day period). Such Purchase Contract Adjustment Payments shall be payable to the Person in whose name this Treasury Unit Certificate (or a Predecessor Treasury Unit Certificate) is registered at the close of business on the Record Date for such Payment Date.

                  Purchase Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in The City of New York or, at the option of the Company, by wire transfer or by check mailed to the address of the Person entitled thereto as such address appears on the Treasury or Units Register.

                  Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Purchase Contract Agent by manual signature, this Treasury Unit Certificate shall not be entitled to any benefit under the Purchase Contract Agreement or the Pledge Agreement or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                            OHIO CASUALTY CORPORATION


                            By: _______________________________
                            Name:
                            Title:

                            HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase
                            Contracts evidenced hereby)


                            By: ____________________,
                            not individually but solely as Attorney-in-Fact of such Holder
                            By:     _________________________
                            Name:
                            Title:

                        CERTIFICATE OF AUTHENTICATION OF
                             PURCHASE CONTRACT AGENT

                  This is one of the Treasury Unit Certificates referred to in the within-mentioned Purchase Contract Agreement.


Dated:                      By: [                         ]
                            as Purchase Contract Agent

                            By:___________________________
                            Authorized Officer

                 (FORM OF REVERSE OF TREASURY UNIT CERTIFICATE)

         1. Purchase Contract Agreement; Purchase Contracts.

         Each Purchase Contract evidenced hereby is being issued under and governed by a Purchase Contract Agreement, dated as of [DATE] (as may be amended, modified or supplemented from time to time pursuant to the terms thereof, the "Purchase Contract Agreement") between the Company and [ ], as Purchase Contract Agent (including its successors thereunder, the "Purchase Contract Agent"), to which the Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Company and the Holders and of the terms upon which the Treasury Unit Certificates are, and are to be, executed and delivered. The terms of this Treasury Unit Certificate include those stated herein and in the Purchase Contract Agreement. To the extent permitted by applicable law, in the event of an inconsistency between this Treasury Unit Certificate and the Purchase Contract Agreement, the terms of the Purchase Contract Agreement shall control. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Purchase Contract Agreement.

         Each Purchase Contract evidenced hereby obligates the Holder of this Treasury Unit Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price") a number of shares of Common Stock equal to the Settlement Rate then in effect unless on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event, an Early Settlement or a Merger Early Settlement with respect to the Units of which such Purchase Contract is a part. The "Settlement Rate" is equal to:

         (1) if the Applicable Closing Price (as defined below) per share is equal to or greater than $____ (the "Threshold Appreciation Price"), ____ shares of Common Stock per Purchase Contract;

         (2) if the Applicable Closing Price per share is less than the Threshold Appreciation Price but greater than $____ (the "Reference Price"), the number of shares of Common Stock determined by dividing the Stated Amount by the Applicable Closing Price; and

         (3) if the Applicable Closing Price per share is less than or equal to the Reference Price, then ____ shares of Common Stock per Purchase Contract;

         in each case subject to adjustment as provided in the Purchase Contract Agreement.

         No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

         In accordance with the terms of the Purchase Contract Agreement, the Holder of this Treasury Unit Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby by (i) effecting a Cash Settlement, an Early Settlement or Merger Early Settlement or (ii) application of payments received in respect of the Pledged Treasury Securities relating to the Treasury Units represented by this Treasury Unit Certificate.

         The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment of the aggregate purchase price for the shares of Common Stock to be purchased thereunder in the manner herein set forth in the Purchase Contract Agreement.

         2. Termination Event; Early Settlement; Merger Early Settlement.

         The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive, and the obligation of the Company to pay, Purchase Contract Adjustment Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Treasury Units Register. Upon the occurrence of a Termination Event, the Collateral Agent shall release the Treasury Securities from the Pledge in accordance with the provisions of the Pledge Agreement. A Treasury Unit shall thereafter represent the right to receive the interest in the Treasury Security forming a part of such Treasury Unit, in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

         Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder thereof, Purchase Contracts relating to Units may be settled early ("Early Settlement") as provided in the Purchase Contract Agreement. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts evidenced by this Treasury Unit the Holder of this Treasury Unit Certificate shall deliver this Treasury Unit Certificate to the Purchase Contract Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the order of the Company in an amount (the "Early Settlement Amount") equal to:

         (1) the product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus

         (2) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date for any Payment Date to the opening of business on such Payment Date, an amount equal to the Purchase Contract Adjustment Payments payable on such Payment Date with respect to such Purchase Contracts.

         Upon Early Settlement of Purchase Contracts by a Holder of the related Units, the Pledged Treasury Securities relating to such Units shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of shares of Common Stock on account of each Purchase Contract forming part of a Treasury Unit as to which Early Settlement is effected equal to the Early Settlement Rate. The Early Settlement Rate shall initially be equal to ____ shares of Common Stock per Purchase Contract and shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in the Purchase Contract Agreement.

         3. Recreation of Corporate Units.

         A Holder of Treasury Units may recreate Corporate Units by delivering to the Collateral Agent Debt Securities with a principal amount equal to the aggregate principal amount of maturity of the Pledged Treasury Securities in exchange for the release of such Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such Collateral Substitution, the Holder's Units shall be referred to as a "Corporate Units." Such Collateral Substitution may cause the equivalent aggregate principal amount of this Certificate to be increased or decreased; provided, however, this Treasury Unit Certificate shall not represent more than __________ Treasury Units, or if in the form of a Global Certificate, such other maximum amount as shall at the time be prescribed by the applicable Depositary. All such adjustments to the equivalent aggregate principal amount of this Treasury Unit Certificate if a Global Certificate, shall be duly recorded, by placing an appropriate notation on the Schedule as may be attached hereto. A Holder who elects to substitute Debt Securities for Treasury Securities, thereby recreating Corporate Units, shall be responsible for any fees or expenses associated therewith.

         4. Registered Form; Denominations; Registration, Transfer and Exchange.

         The Treasury Unit Certificates are issuable only in registered form and only in denominations of a single Treasury Unit and any integral multiple thereof. The transfer of any Treasury Unit Certificate will be registered and Treasury Unit Certificates may be exchanged as provided in the Purchase Contract Agreement. The Treasury Units Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Purchase Contract Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Holder who elects to substitute Debt Securities for a Treasury Security, thereby creating Corporate Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract relating to the Treasury Units remains in effect, such Treasury Units shall not be separable into their constituent parts, and the rights and obligations of the Holder of such Treasury Units in respect of the Treasury Security and the Purchase Contract constituting such Treasury Units may be transferred and exchanged only as Treasury Units.

         Upon registration of transfer of this Treasury Unit Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Treasury Unit Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph. The Company, the Purchase Contract Agent and its Affiliates and any agent of the Company or the Purchase Contract Agent may treat the Person in whose name this Treasury Unit Certificate is registered as the owner of the Treasury Units evidenced hereby for the purpose of receiving payments of Purchase Contract Adjustment Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Purchase Contract Agent nor any such agent shall be affected by notice to the contrary.]

         5. Place and Method of Payment.

         The Company shall pay, on each Payment Date, the Purchase Contract Adjustment Payments payable in respect of each Purchase Contract to the Person in whose name the Treasury Unit Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Purchase Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in The City of New York or, at the option of the Company, by wire transfer or by check mailed to the address of the Person entitled thereto at such address as it appears on the Treasury Units Register.

         6. Authorization of Purchase Contract Agent.

         The Holder of this Treasury Unit Certificate, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contracts forming part of the Treasury Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Purchase Contract Agent to enter into and perform the Purchase Contract Agreement and the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Treasury Securities relating to this Treasury Unit Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect of the aggregate principal amount of the Pledged Treasury Securities at maturity shall be paid on the Purchase Contract Settlement Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

         7. Amendment.

         The provisions of the Purchase Contract Agreement and this Treasury Unit Certificate may be amended only as provided in the Purchase Contract Agreement.

         8. Voting Rights.

         The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock. Upon settlement of the Purchase Contracts, the Holder will be entitled to all of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote and receive dividends and other payments and to consent and receive notice as a shareholder in respect of the meetings of shareholders and for the election of directors of the Company and for all other matters, and all other rights whatsoever as a shareholder of the Company.

         9. Severability.

         If any provision in this Treasury Unit is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions of this Treasury Unit shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision of this Treasury Unit in any jurisdiction shall not in any way affect the validity or enforceability of such provision in any other jurisdiction.

         10. Governing Law.

         THIS TREASURY UNIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         11. Jurisdiction; Venue.

         The Company hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to the Indenture and the Debt Securities or the transactions contemplated hereby. The Company hereto irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         12. CoUnits of Purchase Contract Agreement.

         A copy of the Purchase Contract Agreement is available for inspection at the offices of the Purchase Contract Agent at its address set forth in
Section 1.5 of the Purchase Contract Agreement.

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -                   As tenants in common

TEN ENT -                   As tenants by the entireties

JT TEN - As joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -         [custodian] Custodian for [minor] Under The Uniform
                            Gifts to Minors Act of [Date]

                  Additional abbreviations may also be used though not in the above list.

                             ----------------------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


--------------------------------------------------------------------------------
                            (insert name of assignee)

--------------------------------------------------------------------------------
                    (insert social security or taxpayer I.D.
                    or other identifying number of assignee)

--------------------------------------------------------------------------------
                 (insert address including zip code of assignee)

the within Corporate Unit Certificates and all rights thereunder, hereby irrevocably constituting and appointing ______________________________________
attorney to transfer said Treasury Unit Certificates on the books of Ohio Casualty Corporation with full power of substitution in the premises.

Dated: ___________________                  _______________________
                                            Signature

                                            NOTICE: The signature to
                                            this assignment must
                                            correspond with the name as
                                            it appears upon the face of
                                            the within Treasury Unit
                                            Certificates in every
                                            particular, without
                                            alteration or enlargement
                                            or any change whatsoever.
                  Signature Guarantee:      ___________________________

                             SETTLEMENT INSTRUCTIONS

         The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on the Purchase Contract Settlement Date of the Purchase Contracts relating to the number of Treasury Units evidenced by this Treasury Unit Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned agrees to pay any transfer tax payable incident thereto.

Dated: ___________________                    _______________________
                                              Signature

                     Signature Guarantee: __________________
                         (if assigned to another person)


                                REGISTERED HOLDER

                                          Please print name and address of
Registered Holder:


--------------------------------------------------------------------------------
                                  (insert name)

--------------------------------------------------------------------------------
                                (insert address)

--------------------------------------------------------------------------------
    (insert social security or other taxpayer identification number, if any)

                            ------------------------

If shares are to be registered in the name of and delivered to a Person other than the Holder, please (i) print such Person's name and address and (ii) provide a guarantee of your signature:


--------------------------------------------------------------------------------
                                  (insert name)

--------------------------------------------------------------------------------
                                (insert address)

--------------------------------------------------------------------------------
    (insert social security or other taxpayer identification number, if any)

                            ELECTION TO SETTLE EARLY

         The undersigned Holder of this Treasury Unit Certificate hereby irrevocably exercises the option to effect Early Settlementin accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts relating to the number of Treasury Units evidenced by this Treasury Unit Certificate specified below. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlementbe registered in the name of, and delivered, together with a check in payment for any fractional share and any Treasury Unit Certificate representing any Treasury Units evidenced hereby as to which Early Settlementof the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Debt Securities deliverable upon such Early Settlementwill be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned agrees to pay any transfer tax payable incident thereto.



                                      _______________________________________
                                      Signature
                                      Dated: ________________________________
                                      Signature Guarantee: __________________

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

                  The following increases or decreases in this Global Certificate have been made:

                                                        Number of Treasury
             Amount of decrease   Amount of increase    Units evidenced by      Signature of
                in Number of         in Number of          this Global           authorized
               Treasury Units       Treasury Units         Certificate          signatory of
              evidenced by the     evidenced by the       following such      Purchase Contract
  Date       Global Certificate   Global Certificate   decrease or increase       Agreement




                                                                       EXHIBIT C

                  NOTICE FROM HOLDER TO PURCHASE CONTRACT AGENT

   (Election for Creation of Treasury Units or Recreation of Corporate Units)

[                                   ]
as Purchase Contract Agent

Attention:  _________________________


                  Re: [Corporate Units] [Treasury Units] of Ohio Casualty Corporation

         Reference is made to the Purchase Contract Agreement, dated as of [DATE] (the "Purchase Contract Agreement"), between Ohio Casualty Corporation (the "Company") and you, as Purchase Contract Agent and as Attorney-in-Fact for the Holders of the Purchase Contracts. All capitalized terms that are used but not defined herein have the meanings assigned to them in the Purchase Contract Agreement.

         The undersigned Holder hereby notifies you in accordance with Section [3.13] [3.14] of the Purchase Contract Agreement, that such Holder has elected to [create][recreate] ________ [Treasury Units] [Corporate Units] by substitution of $__________ aggregate principal amount of [Treasury Securities (CUSIP No. )] [Debt Securities] for the [Pledged Debt Securities] [Pledged Treasury Securities] held in the Collateral Account, in accordance with the Pledge Agreement.

         The undersigned Holder hereby acknowledges that such Holder may [create Treasury Units] [recreate Corporate Units] only in integral multiples of 20 [Corporate Units] [Treasury Units].

                                                ________________________________
                                                          Name of Holder
                                                ________________________________
                                                DTC Participant No.
                                                ________________________________

                                                DTC Participant No. ____________
                                                Signature

                                                Signature Guarantee:____________

                                                Date: __________________________

Please print name and address of Registered Holder:


______________________________________
Name


______________________________________
Social Security or other Taxpayer
Identification Number, if any

______________________________________
Address

                                                                     EXHIBIT D

                             INSTRUCTION FROM HOLDER
                           TO PURCHASE CONTRACT AGENT

[                         ]
as Purchase Contract Agent
___________________________
___________________________

Attention:  _______________

       Re: [Corporate Units] [Treasury Units] of Ohio Casualty Corporation

         Reference is made to the Purchase Contract Agreement, dated as of [DATE] (the "Purchase Contract Agreement"), between Ohio Casualty Corporation (the "Company") and you, as Purchase Contract Agent and as Attorney-in-Fact for the Holders of the Purchase Contracts. All capitalized terms that are used but not defined herein have the meanings assigned to them in the Purchase Contract Agreement.

         The undersigned Holder hereby notifies you that in accordance with Section [3.13] [3.14] of the Purchase Contract Agreement it has transferred to _________________, as Securities Intermediary, for credit to the Collateral Account, $______ aggregate principal amount of [Treasury Securities] [Debt Securities] in exchange for the [Pledged Debt Securities] [Pledged Treasury Securities] held in the Collateral Account, in accordance with the Purchase Contract Agreement and the Pledge Agreement. The undersigned Holder has paid all applicable fees relating to such exchange. The undersigned Holder hereby requests that you to instruct the Collateral Agent to release to [you on behalf of the undersigned Holder][the undersigned] the equivalent principal amount of [Pledged Debt Securities] [Pledged Treasury Securities] related to the above-captioned [Corporate Units] [Treasury Units].

                                      ___________________________
                                                 Name of Holder

                                      ___________________________
                                                    Signature

                                      Signature Guarantee:__________________
                                      Date: _____________________

Please print name and address of Registered Holder:


___________________________________________
Name

___________________________________________
[TRADES Account No.]


___________________________________________
Social Security or other Taxpayer
Identification Number, if any

___________________________________________
Address

                                                                       EXHIBIT E

          NOTICE FROM PURCHASE CONTRACT AGENT TO HOLDERS (Transfer of
              Collateral upon Occurrence of a Termination Event)

[HOLDER]


Attention:
Fax: __________

       Re: [Corporate Units] [Treasury Units] of Ohio Casualty Corporation

         Reference is made to the Purchase Contract Agreement, dated as of [DATE] (the "Purchase Contract Agreement"), between Ohio Casualty Corporation (the "Company") and you, as Purchase Contract Agent and as Attorney-in-Fact for the Holders of the Purchase Contracts. All capitalized terms that are used but not defined herein have the meanings assigned to them in the Purchase Contract Agreement.

         We hereby notify you that a Termination Event has occurred and that [the Debt Securities][Treasury Portfolio Interest][the Treasury Securities] relating to your ownership interest in _____ [Corporate Units][Treasury Portfolio Interest][Treasury Units] have been released and are being held by us for your account pending receipt of transfer instructions with respect to such [Debt Securities][Treasury Portfolio Interest][Treasury Securities] (the "Released Securities").

         Pursuant to Section 3.15 of the Purchase Contract Agreement, we hereby request written transfer instructions with respect to the Released Securities. Upon receipt of your instructions and upon transfer to us of your [Corporate Units][Treasury Units] effected through book-entry transfer or by delivery to us of your [Corporate Unit Certificate][Treasury Unit Certificate], we shall transfer the Released Securities by book-entry transfer, or other appropriate procedures, in accordance with your instructions. In the event you fail to effect such transfer or delivery, the Released Securities and any interest thereon, shall be held in our name or in the name of our nominee in trust for your benefit, until the earlier of such time as (A) such [Corporate Units][Treasury Units] are transferred or your [Corporate Unit Certificate] [Treasury Unit Certificate] is surrendered or satisfactory evidence is provided that your [Corporate Unit Certificate][Treasury Unit Certificate] has been destroyed, lost or stolen, together with any indemnification that we or the Company may require and (B) the expiration of the time period specified in the abandoned property laws of the relevant State.

                                             By: ______________________,
                                             as Purchase Contract Agent

                                             ___________________________
                                             Name:
                                             Title:
                                             Date:

                                                                       EXHIBIT F

                            NOTICE TO SETTLE BY CASH

[                             ]
as Purchase Contract Agent
_______________________________
_______________________________

Attention:  ___________________

       Re: [Corporate Units] [Treasury Units] of Ohio Casualty Corporation

         Reference is made to the Purchase Contract Agreement, dated as of [DATE] (the "Purchase Contract Agreement"), between Ohio Casualty Corporation (the "Company") and you, as Purchase Contract Agent and as Attorney-in-Fact for the Holders of the Purchase Contracts. All capitalized terms that are used but not defined herein have the meanings assigned to them in the Purchase Contract Agreement.

         The undersigned Holder hereby irrevocably notifies you in accordance with Section 5.8 of the Purchase Contract Agreement, that such Holder has elected to pay to the Securities Intermediary for deposit in the Collateral Account, prior to 11:00 a.m. (New York City time), on the [fifth Business Day][Business Day] immediately preceding the Purchase Contract Settlement Date (in lawful money of the United States by certified or cashiers' check or wire transfer, in immediately available funds), $______ as the Purchase Price for the shares of Common Stock issuable to such Holder by the Company under the related Purchase Contract on the Purchase Contract Settlement Date. The undersigned Holder hereby instructs you to notify promptly the Collateral Agent of the undersigned Holder's election to make such cash settlement with respect to the Purchase Contracts related to such Holder's [Corporate Units] [Treasury Units] and to release the related [Debt Securities] [Treasury Securities] to such Holder upon such Cash Settlement.

                                                     ___________________________
                                                     Signature
                                                     Date: _____________________


                                                     Signature Guarantee:_______

Please print name and address of Registered Holder:


______________________________________
Name


______________________________________
Social Security or other Taxpayer
Identification Number, if any


______________________________________
Address

                                                                      EXHIBIT G

   NOTICE FROM PURCHASE CONTRACT AGENT TO REMARKETING AGENT, COLLATERAL AGENT,
                             TRUSTEE AND THE COMPANY

                   (Initial, Subsequent or Final Remarketing)



_______________, as Remarketing Agent            _______________, as Trustee
_______________                                  _______________
Attention:  _______________                      Attention:  _______________
Fax:  _______________                            Fax:  _______________
_______________, Collateral Agent                Ohio Casualty Corporation
_______________                                  9450 Seward Road
_______________                                  Fairfield, Ohio 45014
Attention:  _______________                      Attention:  _______________
Fax:  _______________                            Fax:  _______________

                Re: Corporate Units of Ohio Casualty Corporation

         Reference is made to the Purchase Contract Agreement, dated as of [DATE] (the "Purchase Contract Agreement"), between Ohio Casualty Corporation (the "Company") and you, as Purchase Contract Agent and as Attorney-in-Fact for the Holders of the Purchase Contracts. All capitalized terms that are used but not defined herein have the meanings assigned to them in the Purchase Contract Agreement.

         In accordance with Section [5.3(b)] [5.3(c)] of the Purchase Contract Agreement and based on [(A) the instructions received from Holders of Corporate Units prior to 5:00 p.m. (New York City time), on the sixth Business Day immediately preceding the Purchase Contract Settlement Date and notice from the Securities Intermediary regarding Cash Settlements received prior to 11:00 a.m. (New York City time), on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, in each case pursuant to
Section 5.8 of the Purchase Contract Agreement and (B)] the notices regarding the election not to participate in the Remarketing received from Holders of Corporate Units who complied with the procedures for creating Treasury Units prior to 5:00 p.m. (New York City time), on the Election Date pursuant to
Section 5.3(e) of the Purchase Contract Agreement, we hereby notify you that $___________ in aggregate principal amount of Pledged Debt Securities is to be tendered for purchase in the Remarketing that is scheduled to take place [on one or more occasions in the period commencing on [DATE] up to and including [DATE]] [on [DATE], which is the third Business Day before the Purchase Contract Settlement Date].

                                              By:   [                      ]
                                              as Purchase Contract Agent
                                              ------------------------------
                                              Name:
                                              Title:
                                              Date: